Important Information for
Oberweis International Opportunities Institutional Fund Shareholders

At a special meeting of shareholders of Oberweis International Opportunities Institutional Fund (the “Target Fund”), a series of The Oberweis Funds (the “Trust”), you will be asked to vote upon an important change affecting your fund. The purpose of the special meeting is to allow you to vote on a reorganization of your fund into Oberweis International Opportunities Fund (the “Acquiring Fund”), another series of the Trust. If the reorganization is approved and completed, you will become a shareholder of the Acquiring Fund. The Target Fund and the Acquiring Fund are collectively referred to herein as the “Funds” or individually as a “Fund.”

Although we recommend that you read the complete Proxy Statement/Prospectus, for your convenience, we have provided the following brief overview of the matter to be voted on.

Q.	Why am I receiving this Proxy Statement/Prospectus?

A.	The shareholders of the Target Fund are being asked to approve a reorganization between the Target Fund and the Acquiring Fund pursuant to an Agreement and Plan of Reorganization, as described in more detail in this Proxy Statement/Prospectus.

Q.	Why has the reorganization been proposed for the Target Fund?

A.	Oberweis Asset Management, Inc. (“OAM”), each Fund’s investment adviser, has proposed the reorganization of the Target Fund into the Acquiring Fund because OAM believes that it is more effective to operate one international opportunities fund with a multi-class structure rather than two international opportunities funds with different fee structures. The Acquiring Fund has the same investment objective and principal investment strategies as the Target Fund, and the share class of the Acquiring Fund into which the Target Fund would reorganize will have the same management fee and expense limitation as the Target Fund. Given these similarities and the potential for economies of scale, the Board of Trustees believes that it is in the best interests of the Target Fund to reorganize the Target Fund into the Acquiring Fund.

Q.	What are the similarities between the principal investment strategies of the Funds?

A.	The investment objectives of the Funds are identical. The investment objective of each Fund is to maximize long-term capital appreciation. The Funds have the same principal investment strategies. Each Fund invests, under normal circumstances, at least 80% of its net assets in securities of companies based outside the United States. Each Fund invests principally in the common stocks of companies that OAM believes have the potential for significant long-term growth in market value. There are no differences in the risks of the Funds. A more detailed comparison of the investment objectives, strategies and risks of the Funds is contained in the Proxy Statement/Prospectus.

Q.	How do total operating expenses compare between the two Funds?

A.	Currently, the management fee of the Acquiring Fund is higher than the management fee of the Target Fund. However, in connection with its approval of the reorganization and subject to the approval of the reorganization by Target Fund shareholders, the Board of Trustees approved lowering the management fee of the Acquiring Fund to match that of the Target Fund. In addition, although the total operating expense of the Acquiring Fund’s Institutional Class shares immediately following the reorganization are expected to be higher than the total operating expenses of the Target Fund, net operating expenses of the Acquiring Fund’s Institutional Class shares immediately following the reorganization are expected to be the same as the net operating expenses of the Target Fund.

Q.	Will Target Fund shareholders receive new shares in exchange for their current shares?

A.	Yes. If shareholders approve the reorganization and it is completed, each Target Fund shareholder will receive newly-created Institutional Class shares of the Acquiring Fund in an amount equal in total value to the total value of the Target Fund shares surrendered by such shareholder.

Q.	Will this reorganization create a taxable event for Target Fund shareholders?

A.	No. The reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes. It is expected that Target Fund shareholders will recognize no gain or loss for federal income tax purposes as a direct result of the reorganization. Prior to the closing of the reorganization, the Target Fund expects to distribute all of its net investment income and net capital gains, if any. Such a distribution may be taxable to the Target Fund’s shareholders for federal income tax purposes.

Q.	Who will bear the costs of the reorganization?

A.	The costs of the reorganization, which are expected to be approximately $120,000, will be paid by OAM.

Q.	What is the timetable for the reorganization?

A.	If approved by shareholders on December 21, 2023, the reorganization is expected to occur at the close of business on December 22, 2023.

Q.	What will happen if shareholders do not approve the reorganization?

A.	If the reorganization is not approved by shareholders, the Board of Trustees will take such actions as it deems to be in the best interests of the Target Fund, which may include additional solicitation, or continuing to operate the Target Fund as a stand-alone fund.

Q.	Whom do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Okapi Partners, your proxy solicitor, at (877) 629-6357 from 8:00 a.m. to 7:00 p.m. Central time on Monday through Friday or 11:00 a.m. to 4:00 p.m. Central time on Saturday. Please have your proxy materials available when you call.

Q.	How do I vote my shares?

A.	You may vote by mail or over the Internet:

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by phone, call the toll-free number provided on your proxy card and follow the instructions, using your proxy card as a guide.

•	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Q.	Will OAM contact me?

A.	You may receive a call from representatives of Okapi Partners, the proxy solicitation firm retained by OAM on behalf of the Target Fund, to answer any questions you may have about the reorganization and to help facilitate your vote.

Q.	How does the Board of Trustees suggest that I vote?

A.	After careful consideration, the Board of Trustees has agreed unanimously that the reorganization is in the best interests of your Fund and recommends that you vote “FOR” the reorganization.

november 6, 2023

Oberweis International opportunities Institutional Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 21, 2023

To the Shareholders:

Notice is hereby given that a special meeting of shareholders of Oberweis International Opportunities Institutional Fund (the “Target Fund”), a series of The Oberweis Funds (the “Trust”), a Massachusetts business trust, will be held at the offices of Oberweis Asset Management, Inc., 3333 Warrenville Road, Suite 500, Lisle, IL, 60532, on December 21, 2023 at 9:00 a.m., Central time (the “Special Meeting”), for the following purposes:

1.       To approve an Agreement and Plan of Reorganization (and the related transactions) which provides for: (a) the transfer of all the assets of the Target Fund to Oberweis International Opportunities Fund (the “Acquiring Fund”), in exchange solely for voting Institutional Class shares of beneficial interest, no par value, of the Acquiring Fund (“Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (b) the distribution of the Acquiring Fund Shares to the shareholders of the Target Fund in complete liquidation of the Target Fund and the termination and dissolution of the Target Fund thereafter, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

2.       To transact such other business as may properly come before the Special Meeting.

Only shareholders of record as of the close of business on October 23, 2023 are entitled to vote at the Special Meeting or any adjournments thereof.

All shareholders are cordially invited to attend the Special Meeting. In order to avoid delay and additional expense, and to assure that your shares are represented, please vote as promptly as possible, whether or not you plan to attend the Special Meeting. You may vote by mail, telephone or over the Internet.

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by phone, call the toll-free number provided on your proxy card and follow the instructions, using your proxy card as a guide.

•	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Thomas P. Joyce
Secretary

Proxy Statement/Prospectus

Dated November 6, 2023

Relating to the Acquisition of the Assets and Liabilities of
OBERWEIS INTERNATIONAL OPPORTUNITIES INSTITUTIONAL FUND
by OBERWEIS INTERNATIONAL OPPORTUNITIES FUND

This Proxy Statement/Prospectus is being furnished to shareholders of Oberweis International Opportunities Institutional Fund (the “Target Fund”), a series of The Oberweis Funds (the “Trust”), a Massachusetts business trust and an open-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and relates to the special meeting of shareholders of the Target Fund to be held at the offices of Oberweis Asset Management, Inc. (“OAM”), 3333 Warrenville Road, Suite 500, Lisle, Illinois, 60532, on December 21, 2023 at 9:00 a.m., Central time and at any and all adjournments thereof (the “Special Meeting”). This Proxy Statement/Prospectus is provided in connection with the solicitation by the Board of Trustees of the Trust (the “Board”) of proxies to be voted at the Special Meeting, and any and all adjournments or postponements thereof. The purpose of the Special Meeting is to consider the proposed reorganization (the “Reorganization”) of the Target Fund into Oberweis International Opportunities Fund (the “Acquiring Fund”), another series of the Trust. The Target Fund and the Acquiring Fund are referred to herein collectively as the “Funds” and individually as a “Fund.” If shareholders approve the Reorganization and it is completed, shareholders of the Target Fund will receive Institutional Class shares of the Acquiring Fund, with the same total value as the total value of the Target Fund shares surrendered by such shareholders, in each case determined as of the close of regular trading on the New York Stock Exchange on the date the Reorganization closes. The Board has determined that the Reorganization is in the best interests of the Target Fund. The address, principal executive office and telephone number of the Funds and the Trust is 3333 Warrenville Road, Suite 500, Lisle, Illinois, 60532, (800) 323-6166.

The enclosed proxy and this Proxy Statement/Prospectus are first being sent to shareholders of the Target Fund on or about November 10, 2023. Shareholders of record as of the close of business on October 23, 2023 are entitled to vote at the Special Meeting and any adjournments thereof.

_________________________

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this Proxy Statement/Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

_________________________

This Proxy Statement/Prospectus concisely sets forth the information shareholders of the Target Fund should know before voting on the Reorganization (in effect, investing in the Acquiring Fund) and constitutes an offering of voting Institutional Class shares of beneficial interest, no par value, of the Acquiring Fund. Please read it carefully and retain it for future reference.

The following documents contain additional information about the Funds, have been filed with the SEC and are incorporated into this Proxy Statement/Prospectus by reference:

(1)	the Statement of Additional Information relating to the proposed Reorganization, dated November 6, 2023 (the “Reorganization SAI”);

(2)	the audited financial statements contained in the Acquiring Fund’s Annual Report, only insofar as they relate to the Acquiring Fund, for the fiscal year ended December 31, 2022;

(3)	the audited financial statements contained in the Target Fund’s Annual Report, only insofar as they relate to the Target Fund, for the fiscal year ended December 31, 2022;

(4)	the unaudited financial statements contained in the Acquiring Fund’s Semi-Annual Report, only insofar as they relate to the Acquiring Fund, for the period ended June 30, 2023; and

(5)	the unaudited financial statements contained in the Target Fund’s Semi-Annual Report, only insofar as they relate to the Target Fund, for the period ended June 30, 2023.

No other parts of the documents referenced above are incorporated by reference herein.

The financial highlights for the Acquiring Fund contained in the Acquiring Fund’s Semi-Annual Report for the period ended June 30, 2023 are attached to this Prospectus/Proxy Statement as Appendix I.

Copies of the foregoing may be obtained without charge by calling or writing the Funds at the telephone number or address shown above. If you wish to request the Reorganization SAI, please ask for the “Reorganization SAI.” In addition, the Acquiring Fund will furnish, without charge, a copy of its most recent annual report and semi-annual report to a shareholder upon request. Any such request should be directed to the Acquiring Fund by calling (800) 323-6166 or by writing the Acquiring Fund at 3333 Warrenville Road, Suite 500, Lisle, Illinois 60532.

The Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith files reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Trust (including the registration statement relating to the Acquiring Fund on Form N-14 of which this Proxy Statement/Prospectus is a part) may be obtained, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 21, 2023.

This Notice of Special Meeting of Shareholders and the Proxy Statement/Prospectus are available on the Internet at www.OkapiVote.com/Oberweis. On this website, you will be able to access the Notice of Special Meeting of Shareholders, the Proxy Statement/Prospectus and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.

- i -

Summary

The following is a summary of, and is qualified by reference to, the more complete information contained in this Proxy Statement/Prospectus and the information attached hereto or incorporated herein by reference, including the Agreement and Plan of Reorganization. As discussed more fully below and elsewhere in this Proxy Statement/Prospectus, the Board believes the proposed Reorganization is in the best interests of each Fund and that the interests of each Fund’s existing shareholders would not be diluted as a result of the Reorganization. If the Reorganization is approved and completed, shareholders of the Target Fund will become Institutional Class shareholders of the Acquiring Fund and will cease to be shareholders of the Target Fund.

Shareholders should read the entire Proxy Statement/Prospectus carefully together with the Acquiring Fund’s Prospectus that accompanies this Proxy Statement/Prospectus, which is incorporated herein by reference. This Proxy Statement/Prospectus constitutes an offering of Institutional Class shares of the Acquiring Fund only.

Background

OAM has proposed the Reorganization because OAM believes that it is more effective to operate one international opportunities fund with a multi-class structure rather than two international opportunities funds with different fee structures. The Acquiring Fund has the same investment objective and principal investment strategies as the Target Fund, and the share class of the Acquiring Fund into which the Target Fund would reorganize will have the same management fee and expense limitation as the Target Fund. Given these similarities and the potential for economies of scale, the Board of Trustees believes that it is in the best interests of the Target Fund to reorganize the Target Fund into the Acquiring Fund.

The Reorganization

This Proxy Statement/Prospectus is being furnished to shareholders of the Target Fund in connection with the proposed combination of the Target Fund with and into the Acquiring Fund pursuant to the terms and conditions of the Agreement and Plan of Reorganization entered into by the Trust, on behalf of the Target Fund and the Acquiring Fund, and OAM (the “Agreement”). The Agreement provides for: (1) the transfer of all the assets of the Target Fund to Oberweis International Opportunities Fund (the “Acquiring Fund”), in exchange solely for voting Institutional Class shares of beneficial interest, no par value, of the Acquiring Fund (“Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (2) the distribution of the Acquiring Fund Shares to the shareholders of the Target Fund in complete liquidation of the Target Fund and the termination and dissolution of the Target Fund thereafter.

If shareholders approve the Reorganization and it is completed, Target Fund shareholders will become Institutional Class shareholders of the Acquiring Fund. The Board has determined that the Reorganization is in the best interests of the Target Fund and that the interests of existing shareholders will not be diluted as a result of the Reorganization. The Board unanimously approved the Reorganization and the Agreement at a meeting held on October 2, 2023. The Board recommends a vote “FOR” the Reorganization.

OAM will pay the expenses incurred in connection with the Reorganization.

The Board is asking shareholders of the Target Fund to approve the Reorganization at the Special Meeting to be held on December 21, 2023. Approval of the Reorganization requires the affirmative vote of Target Fund shareholders entitled to vote more than 50% of the total number of shares outstanding and entitled to be cast. See “Voting Information and Requirements” below.

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If shareholders of the Target Fund approve the Reorganization, it is expected that the closing of the Reorganization (the “Closing”) will occur at the close of business on December 22, 2023 (the “Closing Date”), but it may be at a different time as described herein. If the Reorganization is not approved, the Board will take such action as it deems to be in the best interests of the Target Fund. The Closing may be delayed and the Reorganization may be abandoned at any time by the mutual agreement of the parties. In addition, either Fund may at its option terminate the Agreement at or before the Closing due to (1) a breach by any other party of any representation, warranty, or agreement contained in the Agreement to be performed at or before the Closing, if not cured within 30 days and prior to the Closing, (2) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met, or (3) a determination by the Board that the consummation of the transactions contemplated by the Agreement is not in the best interests of a Fund.

Reasons for the Proposed Reorganization

The Board believes that the proposed Reorganization would be in the best interests of each Fund. In approving the Reorganization, the Board considered a number of principal factors in reaching its determination, including the following:

•	the fact that the Funds’ investment objectives and principal investment strategies are the same;

•	the fact that the Funds’ principal risks are the same;

•	the Funds’ relative sizes;

•	the relative investment performance of the Funds;

•	the relative fees and expense ratios of the Funds;

•	the anticipated federal income tax-free nature of the Reorganization;

•	the expected costs of the Reorganization and that the Funds would not bear any of such costs;

•	the terms of the Reorganization and whether the Reorganization would dilute the interests of shareholders of the Funds;

•	the effect of the Reorganization on shareholder services and shareholder rights; and

•	alternatives to the Reorganization.

For a more detailed discussion of the Board’s considerations regarding the approval of the Reorganization, see “The Board’s Approval of the Reorganization.”

Distribution, Purchase, Redemption, Exchange of Shares and Dividends

The Target Fund and the Institutional Class of the Acquiring Fund will have identical procedures for purchasing, exchanging and redeeming shares. Each Fund normally declares and pays dividends from net investment income, if any, annually. For each Fund, any net capital gains are normally distributed at least once a year. See “Comparison of the Funds—Distribution, Purchase, Redemption, Exchange of Shares and Dividends” below for a more detailed discussion.

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Material Federal Income Tax Consequences of the Reorganization

As a condition to closing, the Funds will receive an opinion from Vedder Price P.C. (which will be based on certain factual representations and certain customary assumptions and exclusions) substantially to the effect that the Reorganization will qualify as a “reorganization” under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that neither Fund will recognize gain or loss for federal income tax purposes as a direct result of the Reorganization. It is also expected that shareholders of the Target Fund who receive solely Acquiring Fund Shares pursuant to the Reorganization will recognize no gain or loss for federal income tax purposes as a result of such exchange. Prior to the closing of the Reorganization, the Target Fund expects to declare a distribution of all its net investment income and net capital gains, if any. Such a distribution may be taxable to the Target Fund’s shareholders for federal income tax purposes. For a more detailed discussion of the federal income tax consequences of the Reorganization, please see “The Proposed Reorganization—Material Federal Income Tax Consequences” below.

Comparison of the Funds

Investment Objectives

The Funds have identical investment objectives. Each Fund’s investment objective is to maximize long-term capital appreciation. Each Fund’s investment objective is fundamental and cannot be changed without the approval of shareholders of the Fund.

Principal Investment Strategies

The Target Fund and the Acquiring Fund have the same principal investment strategies and principal risks, which are:

Each Fund invests, under normal circumstances, at least 80% of its net assets in securities of companies based outside the United States. Currently, securities based outside the United States include (1) equity securities of companies that are organized under other than U.S. laws or that are primarily traded on an exchange or over-the-counter outside of the United States; or (2) equity securities of companies that have at least 50% of their assets based outside the United States or that derive at least 50% of their revenues from business activities outside of the United States.

Each Fund invests principally in the common stocks of companies that OAM believes have the potential for significant long-term growth in market value. The Fund may invest in Chinese securities acquired through the Shanghai-Hong Kong Stock Connect.

Each Fund seeks to invest in those companies which OAM considers to have above-average long-term growth potential. OAM selects companies which meet this criteria based on, among other things, fundamental analysis of individual securities. OAM’s fundamental analysis entails an evaluation of an individual company’s future growth prospects. OAM’s evaluation may be based on, among other things, financial statement analysis, stock valuation in relation to OAM’s estimate of future earnings, evaluation of competitive product or service offerings, future research and development pipeline and management interviews. OAM may actively trade the Funds’ portfolios, and as a result, the Funds’ portfolio turnover rates may be high. There are no restrictions on the capitalization of companies whose securities the Funds may buy; however, the Funds generally invest in the stocks of smaller companies (generally companies with a market capitalization of less than $5 billion). Each Fund may also invest in securities of countries in developed and developing (or emerging) markets. Each Fund generally will invest less than 25% of its assets in securities of countries in emerging markets.

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Each Fund seeks to invest in equity securities that typically exhibit the following characteristics:

Under-Appreciated Revenue and Earnings Growth – potential for revenue and/or earnings growth in excess of consensus expectations.

Timely Catalyst – a recent positive earnings release or an earnings surprise that tangibly and quantitatively begins to confirm that consensus analyst expectations are too low.

Inflection Point of Change – a business that is experiencing change – often from a new product, a new management team or a regulatory change – as these changes can drive unexpected or underestimated growth. A significant gap generally exists between OAM’s forecasts and consensus analyst expectations.

Limited Analyst Coverage – a company not widely followed by other analysts to maximize the chances of finding misunderstood situations.

Sustainability – a sustainable business with a competitive position driven by niche market leadership, intellectual capital or unique manufacturing processes. Put another way, a reasonable barrier to competitive entry.

Operating Leverage – profitable and scalable business model, which tends to generate rising net profits margins as revenue growth accelerates.

Valuation – undervalued based on OAM’s growth forecasts and historical valuation metrics afforded the company and/or peers.

Comparison of Principal Investment Strategies

The investment objectives of the Funds are the same, and the Funds employ the same investment strategies to achieve their investment objectives. In evaluating the Reorganization, each Target Fund shareholder should consider the risks of investing in the Acquiring Fund. The principal risks of investing in the Acquiring Fund, which are the same as the principal risks of the Target Fund, are described in the section below entitled “Risk Factors.”

Fees and Expenses

The tables below provide information about the fees and expenses attributable to each Fund, and the pro forma fees and expenses of the combined fund. Excepted as noted below, shareholder fees reflect the fees currently in effect for each Fund as of their semi-annual period ended June 30, 2023. Excepted as noted below, the pro forma fees and expenses are based on the amounts shown in the table for each Fund, assuming the Reorganization occurred as of June 30, 2023.

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Shareholder Fees
(Fees paid directly from your investments)

	Target Fund	Acquiring Fund	Combined Fund Pro Forma
Redemption Fee as a percentage of amount redeemed within 90 calendar days of purchase	2.00%	2.00%	2.00%
Exchange Fee as a percentage of amount exchanged within 90 calendar days of purchase	2.00%	2.00%	2.00%

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Target Fund	Acquiring Fund-Institutional Class	Combined Fund-Institutional Class Pro Forma
Management Fees	1.00%	1.25%	1.00%[3]
Distribution and/or Service (12b-1) Fees	.00%	.00%	.00%
Other Expenses	.21%	.42%	.24%[4]
Acquired Fund Fees and Expenses	.00%	.00%	.00%
Total Annual Fund Operating Expenses Before Expense Reimbursement	1.21%[1]	1.67%[2]	1.24%[5]
Expense Reimbursement	.11%	.32%	.14%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.10%	1.35%	1.10%

1	The Target Fund’s adviser has a contractual arrangement with the Fund to reimburse it for total annual fund operating expenses in excess of 1.10% of average daily net assets, excluding any interest, taxes, brokerage commissions and extraordinary expenses (the “expense limitation”). The contractual arrangement continues until April 30, 2024. Except with respect to termination, The contractual arrangement may be amended at any time by the mutual written consent of the adviser and the Fund. The adviser may recoup the amount of any expenses reimbursed under the contract within three years if the recoupment does not cause the Fund’s expenses to exceed the expense limitation in place at the time of the recoupment or at the time of the reimbursement, whichever is lower.
2	The Acquiring Fund’s adviser has a contractual arrangement with the Fund to reimburse it for total annual fund operating expenses in excess of 1.35% of average daily net assets, excluding any interest, taxes, brokerage commissions and extraordinary expenses (the “expense limitation”). The contractual arrangement continues until April 30, 2025. Except with respect to termination, the contractual arrangement may be amended at any time by the mutual written consent of the adviser and the Fund. The adviser may recoup the amount of any expenses reimbursed under the contract within three years if the recoupment does not cause the Fund’s expenses to exceed the expense limitation in place at the time of the recoupment or at the time of the reimbursement, whichever is lower.
3	Management fees have been restated to reflect the Board’s approval of a decrease in the management fee subject to Target Fund shareholder approval of the Reorganization and effective upon the closing of the Reorganization.
4	“Other Expenses” have been estimated because the Institutional Class shares have no operating history as of the date hereof.
5	The Acquiring Fund’s adviser has a contractual arrangement with the Fund to reimburse it for total annual fund operating expenses in excess of 1.10% of average daily net assets, excluding any interest, taxes, brokerage commissions and extraordinary expenses (the “expense limitation”). The contractual arrangement continues until April 30, 2025. Except with respect to termination, the contractual arrangement may be amended at any time by the mutual written consent of the adviser and the Fund. The adviser may recoup the amount of any expenses reimbursed under the contract within three years if the recoupment does not cause the Fund’s expenses to exceed the expense limitation in place at the time of the recoupment or at the time of the reimbursement, whichever is lower.

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Example

The example below is intended to help you compare the cost of investing in each Fund and the pro forma cost of investing in the combined fund. The example assumes you invest $10,000 in a Fund for the time periods indicated (based on information in the tables above) and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that a Fund’s expenses remain at the level shown in the table above. Expense caps are taken into account for the period stated in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Target Fund	Acquiring Fund- Institutional Class	Combined Fund-Institutional Class Pro Forma
1 Year	$112	$163	$112

3 Years	$373	$521	$380

5 Years	$654	$903	$668

10 Years	$1,456	$1,975	$1,488

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in a greater amount of taxes on shareholders when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect each Fund’s performance. The Funds’ portfolio turnover rates for the most recent fiscal year and semi-annual period are set forth below.

Fund	Fiscal Year Ended	Rate	Semi-Annual Period Ended	Rate
Target Fund	12/31/22	77%	6/30/23	68%
Acquiring Fund	12/31/22	74%	6/30/23	69%

Risk Factors

In evaluating the Reorganization, you should consider carefully the risks of the Acquiring Fund to which you will be subject if the Reorganization is approved and completed. These risks are the same as the risks to which you are currently subject to as a shareholder of the Target Fund. Investing in a mutual fund involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Because of these and other risks, you should consider an investment in the Acquiring Fund to be a long-term investment. An investment in the Acquiring Fund may not be appropriate for all shareholders.

The biggest risk is that the Fund’s returns may vary, and you could lose money by investing in the Fund. Because the Fund may invest substantially all of its assets in common stocks, the main risk is that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund’s share price may also decrease.

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The Fund is designed for long-term investors who seek growth of capital and who can tolerate the greater risks associated with seeking maximum capital appreciation. Investment in common stocks, particularly in common stocks of small- and medium-sized companies with high growth potential, can be volatile. The value of the Fund’s shares will go up and down due to movement of the overall stock market or of the value of the individual securities held by the Fund. The value of each security held by the Fund may decline in response to conditions affecting the general economy; political, social, or economic instability at the local, regional, or global level; pandemics, epidemics and other similar circumstances in one or more countries or regions; and currency and interest rate fluctuations. Because of this volatility, we recommend that you invest in the Fund as a long-term investment only, and only for a portion of your investment portfolio, not for all of it. There can be no assurance that the Fund’s objective will be met.

As noted above, because the Funds have substantially similar investment strategies, the principal risks of each Fund are the same. The principal risks of investing in the Acquiring Fund are described below.

Small-sized Company Risk. The Fund is subject to small company risk, because although there are no restrictions on the capitalization of companies whose securities the Fund may buy, the Fund generally invests in small-sized companies. Although the Fund seeks to reduce risk by investing in a diversified portfolio, you must realize that investing in smaller, and often newer, companies involves greater risk than there usually is with investing in larger, more established companies. Smaller and newer companies often have limited product lines, markets, management personnel, research and/or financial resources. The securities of small companies, which may be thinly capitalized, may not be as marketable as those of larger companies. Therefore the securities of these smaller, newer companies may be subject to more abrupt or erratic market movements than the securities of larger companies or the market averages in general.

Equity Securities Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity securities held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting securities markets generally, or a particular company.

Risks Associated with Non-U.S. Companies. Investments by the Fund in the securities of non-U.S. issuers involve certain additional investment risks different from those of U.S. issuers. These risks include: possibility of political or economic instability of the country of issue, possibility of disruption to international trade patterns, possibility of currency risk, possibility of currency exchange controls, imposition of foreign withholding taxes, seizure or nationalization of foreign deposits or assets, and adoption of adverse foreign government trade restrictions. There may be less publicly available information about an Asian company than about a U.S. company. Sometimes Asian companies are subject to different accounting, auditing, and financial reporting standards, practices and requirements than U.S. companies. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the U.S., which may result in less transparency with respect to a company’s operations. The absence of negotiated brokerage in certain countries may result in higher brokerage fees.

Emerging Markets Risk. In addition to the risks associated with non-U.S. companies in developing or emerging markets, there is a possibility of expropriation, nationalization, confiscatory taxation or diplomatic developments that could affect investments in those countries. In addition, political and economic structures in emerging markets countries may be new and developing rapidly, which may cause instability. Emerging markets countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

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Currency Risk. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Currency risk includes both the risk that currencies in which a fund’s investments are traded will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or currency political developments in the United States or abroad. The Fund may incur currency conversion costs (being the spread between buying and selling of the currency) and subject to exchange rate fluctuation risks in any such currency conversion, which may adversely affect the market value of the Fund’s investments.

Technology Sector Risk. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.

Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Finally, while all companies may be susceptible to network security breaches, certain companies in the information technology sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses. These risks are heightened for information technology companies in foreign markets.

Consumer Discretionary Sector Risk. Because companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer, the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer discretionary products in the marketplace.

Portfolio Turnover Risk. In the past, the Fund has experienced high rates of portfolio turnover, which results in above average transaction costs and the payment by shareholders of taxes on above-average amounts of recognized investment gains, including net short-term capital gains, which are taxed as ordinary income for federal income tax purposes when distributed to shareholders.

Fundamental Investment Restrictions

The Funds have identical fundamental investment restrictions that cannot be changed without shareholder approval. In addition, each Fund is a diversified fund.

Performance Information

The total returns of the Funds for the periods ended December 31, 2022, based on historical fees and expenses for each period, are set forth in the bar charts and tables below. Performance shown for the Acquiring Fund is that of the Investor Class shares which have higher expenses than the Institutional Class shares of the Acquiring Fund. Institutional Class shares performance is not shown because the Institutional Class shares have no operating history as of the date hereof.

The following bar charts and tables provide some indication of the potential risks of investing in each Fund. Each Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.oberweisfunds.com or by calling (800) 245-7311.

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The bar charts below show the annual calendar year returns for each Fund. The tables below compare each Fund’s average annual returns for the periods indicated to broad-based securities market index(es). The table also shows returns on a before and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown. The after-tax return information shown does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or individual retirement account (“IRA”). This information is intended to help you assess the variability of Fund returns (and consequently, the potential risks of a Fund investment).

Both the bar charts and the tables assume that all distributions have been reinvested. Performance reflects expense limitations, if any, in effect during the periods presented. If any such expense limitations were not in place, performance would be reduced.

Target Fund – Annual Total Return

Acquiring Fund –Annual Total Return

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	Average Annual Total Returns for the Periods Ended December 31, 2022
Target Fund	1 Year	5 Years	Life of Fund (3/10/14)
Return Before Taxes	(37.45)%	(0.36)%	3.57%
Return After Taxes on Distributions	(37.45)%	(2.32)%	2.16%
Return After Taxes on Distributions and Sale of Fund Shares	(22.17)%	0.01%	2.94%
MSCI World Ex US Small Cap Growth Index (reflects no deduction for fees, expenses or taxes)	(27.02)%	0.55%	3.93%

	Average Annual Total Returns for the Periods Ended December 31, 2022
Acquiring Fund – Investor Class	1 Year	5 Years	10 Years
Return Before Taxes	(37.06)%	(.76)%	8.13%
Return After Taxes on Distributions	(37.06)%	(2.60)%	6.78%
Return After Taxes on Distributions and Sale of Fund Shares	(21.94)%	(.50)%	6.65%
MSCI World Ex US Small Cap Growth Index (reflects no deduction for fees, expenses or taxes)	(27.02)%	.55%	6.03%

Other Investment Policies and Risks

In addition to having identical investment objectives and the same principal strategies and principal risks, the Target Fund and the Acquiring Fund have the same other investment policies and risks.

Although the Fund may invest substantially all of its assets in common stocks, the Fund may also invest in convertible securities, preferred stocks and restricted securities. In addition, each Fund may establish and maintain reserves for temporary defensive purposes or to enable it to take advantage of buying opportunities. The Fund’s reserves may be held in cash or invested in high quality money market instruments. The Fund may also lend its portfolio securities and may write (sell) call options against investment positions and purchase put and call options.

Restricted Securities and Illiquid Securities

The Fund may invest up to 15% of its net assets in securities that are not readily marketable, including securities where resale is legally or contractually restricted (all of which are collectively referred to as “restricted securities”) and equity-linked certificates. The sale of restricted securities often takes more time than more liquid securities and may result in higher selling expenses. Also, the Fund may have to dispose of restricted securities at less desirable prices or at prices lower than the Fund valued the securities. The Fund may resell restricted securities to other institutions. If there is a dealer or institutional trading market in such securities, restricted securities and equity-linked certificates may be treated as exempt from the Fund’s limitation on illiquid securities.

Temporary Defensive Investments

To respond to adverse market, political or other conditions, the Fund’s cash or other similar investments may increase from time to time. When OAM temporarily increases the Fund’s cash position, the Fund may not achieve its investment objective. Securities that the Fund may invest in as a means of receiving a return on idle cash include U.S. government obligations, certificates of deposit, commercial paper (rated prime 3 or better by Moody’s Investor Services, Inc. (“Moody’s”) or the equivalent), corporate debt securities (rated A or better by Moody’s or Standard & Poor’s Corporation) and repurchase agreements. When the Fund’s investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks.

Repurchase Agreements

As a means of earning income on idle cash, the Fund may enter into repurchase agreements. This technique involves the purchase of a security by the Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. The Fund cannot enter into repurchase agreements in excess of 25% of its total assets. The Fund cannot invest in repurchase agreements with maturities of seven days or more if, taken together with all other illiquid securities in the Fund’s portfolio, more than 15% of the Fund’s net assets would be invested in illiquid securities.

Lending of Fund Securities

To generate additional income, the Fund may lend its portfolio securities to qualified brokers/dealers or institutional investors. Such loans may not exceed 30% of the Fund’s total assets measured at the time of the most recent loan. For each loan, the borrower must maintain collateral at the Fund’s custodian with a value at least equal to 100% of the current market value of the security loaned.

Convertible Securities

The Fund may invest in convertible securities. The market value of a convertible security performs like that of a regular debt security; that is, when interest rates rise, the price of a convertible security generally declines. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their price may change based on changes in the issuer’s financial condition. Because a convertible security derives a portion of its value from the common stock into which it may be converted, market and issuer risks that apply to the underlying common stock could impact the price of the convertible security.

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Fund Holdings

A description of the policies and procedures with respect to the disclosure of each Fund’s investments is available in their Statements of Additional Information and on The Oberweis Funds’ Website at oberweisfunds.com.

Investment Adviser

Oberweis Asset Management, Inc., 3333 Warrenville Road, Suite 500, Lisle, Illinois, 60532, an investment adviser registered with the SEC, is the investment adviser to each Fund and is responsible for the day-to-day management of their investment portfolios and other business affairs of Trust and each of its Funds. OAM also offers investment advice to institutions and individual investors regarding a broad range of investment products. Certain OAM officers and employees serve as officers of the Funds.

OAM furnishes continuous advice and recommendations concerning the Funds’ investments. OAM also provides The Oberweis Funds with non-investment advisory management and administrative services necessary for the conduct of the Funds’ business. OAM furnishes the Funds with certain administrative, compliance and accounting services and provides information and certain administrative services for shareholders of the Funds. For each Fund, OAM provides these services under combined investment advisory and management agreements. OAM also provides office space and facilities for the management of the Funds and pays the salaries and fees of the Funds’ officers.

In rendering investment advisory services to the Funds, OAM will use the resources of its wholly-owned subsidiaries, Oberweis Asset Management UK Limited (“OAMUK”) located in the United Kingdom, and Oberweis Asset Management (Hong Kong) Limited (“OAMHK”) located in Hong Kong. Such services will be provided subject to the terms of a no-action letter granted by the SEC in 1997 governing the use of “Participating Affiliates.” Each of OAMUK and OAMHK and their associated persons who provide services to U.S. clients are subject to the supervision of OAM and other conditions of the no-action letter.

Ralf A. Scherschmidt is the portfolio manager of the Funds. Ralf A. Scherschmidt joined The Oberweis Funds in 2006 in conjunction with the Acquiring Fund. Prior to joining the Funds, Ralf A. Scherschmidt worked as an analyst with Jetstream Capital, LLC from 2005 to 2006 and Aragon Global Management. LLC from 2004 to 2005. From 1999 to 2002, Ralf A. Scherschmidt was an analyst and then an executive with NM Rothschild & Sons Limited. Ralf A. Scherschmidt has an M.B.A. from Harvard University and bachelor’s degree from Georgetown University.

For a complete description of the advisory services provided to the Acquiring Fund, see the section of the Acquiring Fund’s Statement of Additional Information entitled “Management.” Additional information about the portfolio manager compensation structure, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Acquiring Fund is provided in the Acquiring Fund’s Statements of Additional Information.

Advisory and Other Fees

As compensation for its investment advisory services, for managing the business affairs and providing certain administrative services, each Fund pays OAM pursuant to an Investment Advisory and Management Agreement an annual fee which is computed and accrued daily and paid monthly. OAM currently receives 1.25% and 1.00% of the average daily net assets of the Acquiring Fund and the Target Fund, respectively, subject to reduction because of each Fund’s annual expense limitation, if applicable. In connection with the Reorganization and subject to approval of the Reorganization by the Target Fund shareholders, the Board of Trustees approved lowering the advisory and management fee of the Acquiring Fund to 1.00% of its average daily net assets to take effective upon the closing of the Reorganization.

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For the Funds’ fiscal year ended December 31, 2022, each Fund paid OAM the following investment advisory and management fees as a percentage of average net assets:

	Advisory and Management Fee Rate
Target Fund	1.00	%*
Acquiring Fund	1.25	%**

*.97% net of any fee waivers and expense reimbursements.

**.99% net of any fee waivers and expense reimbursements.

A discussion regarding the basis for the Board of Trustee’s approval of the Funds’ Investment Advisory and Management Agreements are available in the Funds’ annual reports to shareholders for the period ended December 31, 2022.

Distribution of Shares

The Funds have appointed Oberweis Securities, Inc. (“OSI”) to act as the principal distributor of the Funds’ shares and as a shareholder service agent. The Acquiring Fund’s Institutional Class shares do not pay Rule 12b-1 fees.

Trustees and Officers

Both Funds are series of the Trust and, as a result, have the same Board and the same officers. The management of each Fund, including general oversight of the duties performed by OAM under the Investment Advisory and Management Agreement for each Fund, is the responsibility of the Board. As of the date of this Proxy Statement/Prospectus, there are four members of the Board, one of whom is an “interested person” (as defined in the 1940 Act) and three of whom are not interested persons (the “independent Trustees”). The names and business addresses of the Trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth under “Management of the Trust” in the Statement of Additional Information for the Acquiring Fund, which is incorporated herein by reference.

Distribution, Purchase, Redemption, Exchange of Shares and Dividends

You may purchase, redeem or exchange shares of the Funds on any business day, which is any day the New York Stock Exchange is open for business. The minimum initial investment for each Fund is $1,000,000. The Funds reserve the right to change at any time the initial or subsequent investment minimums, to waive the initial or subsequent investment minimums, to withdraw the offering or to reject any purchase in whole or part.

You may purchase shares of the Funds directly through OSI or through a securities broker/dealer or its designated agent, through a bank or other institution having a sales agreement with OSI, or by contacting the Funds’ Transfer Agent, UMB Fund Services, Inc. (“UMBFS”). Some broker/dealers, banks or other institutions may independently impose different minimum investment amounts for purchases by their customers and/or charge for their services in purchasing shares of the Funds.

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Each Fund normally declares and pays dividends from net investment income, if any, annually. For each Fund, any net capital gains are normally distributed at least once a year. If the Reorganization is approved by the shareholders of the Target Fund, the Target Fund intends to distribute to its shareholders, prior to the closing of the Reorganization, all its net investment income and net capital gains, if any, for all periods ending on or prior to the Closing Date. See “The Proposed Reorganization—Material Federal Income Tax Consequences” below.

Pricing of Fund Shares

All purchases, redemptions and exchanges will be processed at the NAV next calculated after your request is received and accepted by the Fund (or the Fund’s agent or authorized designee). NAV per share is computed by dividing the value of the Fund’s net assets (i.e., the value of its assets less liabilities) by the total number of shares then outstanding. A separate NAV is calculated for each share class of the Fund.

The Fund’s investments are valued based on market value or, where quotations are not readily available or are deemed unreliable, on fair value as determined in good faith by OAM, the Fund’s valuation designee. Since the Fund invests in equity securities of micro-, small- and mid-cap companies, these circumstances may arise, for instance, when trading in a security is suspended or the trading volume in a security is limited, calling into question the reliability of market quotations. The value of fair valued securities may be different from the last reported sale price (or the last reported bid price), and there is no guarantee that a fair valued security will be sold at the price at which the Fund is carrying the security.

The Fund may use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of the Fund’s portfolio is believed to have been materially affected by a significant event that has occurred between the close of the exchange or market on which the security is principally traded and the close of the New York Stock Exchange (“NYSE”) or on a day when the foreign exchange is closed and the NYSE is open. The Fund’s valuation policies set forth certain triggers which instruct when to use the valuation model. The value assigned to a security by the fair valuation model is a determination of fair value made under the Funds’ valuation policies. In such a case, the Fund’s value for a security is likely to be different from the last quoted price.

Foreign currency exchange rates are determined at the close of trading on the NYSE. Occasionally, events affecting the value of foreign investments occur between the time at which they are determined and the close of trading on the NYSE. Such events would not normally be reflected in a calculation of the Fund’s NAV on that day. If events that materially affect the value of the Fund’s foreign investments occur during such period, the investments will be valued at their fair value as described above.

Foreign securities held by the Fund may be traded on days and at times when the NYSE is closed. Accordingly, the value of the Fund’s investments may be significantly affected on days when shareholders have no access to the Fund. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are translated into U.S.-dollar equivalents at the prevailing market rates.

If your order in proper form is received (see “How to Purchase Shares” and “How to Redeem Shares”) by the Transfer Agent or OSI by the close of trading on the NYSE on a given day (currently 3:00 p.m., Central Time), or by a securities broker/dealer or its designated agent, a bank or other institution having a sales agreement with OSI by the close of trading on the NYSE, Fund shares will be purchased or sold at the next computed NAV. The NAV of the shares of the Fund is computed once daily, as of the later of the close of regular trading on the NYSE or the Chicago Board Options Exchange (“CBOE”), on each day the NYSE is open for trading. For purposes of computing the NAV, all securities in the Fund other than options are priced as of the close of trading on the NYSE. The options in the Fund are priced as of the close of trading on the CBOE.

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Tax Information

Each Fund’s distributions are generally taxable as ordinary income or capital gains, unless your investment is made through an IRA, 401(k) or other tax-advantaged investment plan (in which case, amounts may be taxable upon withdrawal).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Further Information

Additional information concerning the Acquiring Fund and Target Fund is contained in this Proxy Statement/Prospectus. The cover page of this Proxy Statement/Prospectus describes how you may obtain further information.

The Proposed Reorganization

The proposed Reorganization will be governed by the Agreement, a form of which is attached as Appendix II. The Agreement provides that the Target Fund will transfer all of its assets to the Acquiring Fund solely in exchange for the issuance of full and fractional Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund. The closing of the Reorganization will take place at the close of business on the Closing Date. The Acquiring Fund will be the accounting survivor of the Reorganization. The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement.

The Target Fund will transfer all of its assets to the Acquiring Fund, and in exchange, the Acquiring Fund will assume all the liabilities of the Target Fund and deliver to the Target Fund a number of full and fractional Acquiring Fund Shares having a net asset value as of the Valuation Time (as defined in the Agreement) equal to the value of the assets of the Target Fund less the liabilities of the Target Fund assumed by the Acquiring Fund as of such time. At the designated time on the Closing Date as set forth in the Agreement, the Target Fund will distribute in complete liquidation and termination of the Target Fund, pro rata to its shareholders of record, all Acquiring Fund Shares received by the Target Fund. This distribution will be accomplished by the transfer of the Acquiring Fund Shares credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Target Fund shareholders, and representing the respective pro rata number of Acquiring Fund shares due such shareholders. All issued and outstanding shares of the Target Fund will be canceled on the books of the Target Fund.

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The consummation of the Reorganization is subject to the terms and conditions of, and the representations and warranties being true as set forth in, the Agreement. The Agreement may be terminated by mutual agreement of the Funds. In addition, either Fund may at its option terminate the Agreement at or before the Closing due to (1) a breach by any other party of any representation, warranty, or agreement to be performed at or before the Closing, if not cured within 30 days and prior to Closing, (2) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met, or (3) a determination by the Board that the consummation of the transactions contemplated by the Agreement is not in the best interests of a Fund.

The Target Fund will, within a reasonable period of time before the Closing Date, furnish the Acquiring Fund with a list of the Target Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the Closing Date, furnish the Target Fund with a list of the securities, if any, on the Target Fund’s list referred to above that do not conform to the Acquiring Fund’s investment objective, policies and restrictions. Since the Funds’ investment objective, policies and restrictions are the same, the Acquiring Fund does not expect that any securities will be included on such list. The Target Fund, if requested by the Acquiring Fund, will dispose of securities on the Acquiring Fund’s list before the Closing Date. In addition, if it is determined that the portfolios of the Target Fund and Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing. The sale of such investments could result in taxable distributions to shareholders of the Target Fund prior to the Reorganization. Notwithstanding the foregoing, nothing in the Agreement will require the Target Fund to dispose of any investments or securities if, in the reasonable judgment of the Board or the Adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Target Fund.

Description of Securities to be Issued

Voting Shares of Beneficial Interest. Pursuant to the Trust’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”), the Trust may issue an unlimited number of shares of beneficial interest in one or more series of “Funds,” all having no par value. Shares of each Fund have equal non-cumulative voting rights and equal rights with respect to dividends, assets and liquidation of such Fund. Shares are fully paid and non-assessable by the Trust when issued, are transferable without restriction and have no preemptive or conversion rights.

Voting Rights of Shareholders. Holders of shares of the Acquiring Fund are entitled to one vote per share on matters as to which they are entitled to vote, with fractional shares voting proportionally. The Acquiring Fund operates as a series of the Trust, an open-end management investment company registered with the SEC under the 1940 Act. The Trust currently has eight series, including the Acquiring Fund, and the Board may, in its sole discretion, create additional series from time to time. Separate votes generally are taken by each series on matters affecting an individual series. In addition to the specific voting rights described above, shareholders of the Acquiring Fund are entitled, under current law, to vote with respect to certain other matters, including changes in fundamental investment policies and restrictions. Moreover, shareholders owning at least 25% of the outstanding shares of the Trust may request that the Board call a shareholders’ meeting (10% if the purpose is voting on the removal of one or more Trustees).

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Continuation of Shareholder Accounts; Share Certificates

If the Reorganization is approved, the Acquiring Fund will establish an account for each Target Fund shareholder containing the appropriate number of shares of the Acquiring Fund. The shareholder services of the Funds are substantially the same. No certificates for Acquiring Fund shares will be issued as part of the Reorganization.

Service Providers

UMB Bank, N.A. serves as the custodian for the assets of each Fund. UMB Fund Services, Inc. serves as the Funds’ transfer agent. Oberweis Securities, Inc. serves as the distributor for each Fund. Cohen & Company, Ltd. serves as the Independent Registered Public Accounting Firm for each Fund.

Material Federal Income Tax Consequences

As a condition to each Fund’s obligation to consummate the Reorganization, each Fund will receive a tax opinion from Vedder Price P.C. (which opinion will be based on certain factual representations and certain customary assumptions and exclusions) substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

1.	The transfer of all the Target Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund immediately followed by the pro rata distribution by the Target Fund of all the Acquiring Fund Shares received to the Target Fund’s shareholders of record in complete liquidation of the Target Fund will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

2.	No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund.

3.	No gain or loss will be recognized by the Target Fund upon the transfer of all the Target Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of such Acquiring Fund Shares to the Target Fund’s shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

4.	No gain or loss will be recognized by the Target Fund’s shareholders upon the exchange of their Target Fund shares solely for Acquiring Fund Shares in the Reorganization.

5.	The aggregate basis of the Acquiring Fund Shares received by each Target Fund shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder. The holding period of the Acquiring Fund Shares received by each Target Fund shareholder will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the effective time of the Reorganization.

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6.	The basis of the Target Fund’s assets transferred to the Acquiring Fund will be the same as the basis of such assets to the Target Fund immediately before the effective time of the Reorganization. The holding period of the assets of the Target Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on the Target Fund, the Acquiring Fund or any shareholder of the Target Fund with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, (2) the effect of the Reorganization under the alternative minimum tax imposed under Section 55 of the Code on a direct or indirect shareholder of a Target Fund that is a corporation, and (3) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

The opinion of counsel will be based on certain factual representations and customary assumptions. The opinion will rely on such representations and will assume the accuracy of such representations. If such representations and assumptions are incorrect, the Reorganization may not qualify as a “reorganization” within the meaning of Section 368(a) of the Code, and the Target Fund and Target Fund shareholders may recognize taxable gain or loss as a result of the Reorganization.

Opinions of counsel are not binding upon the Internal Revenue Service (“IRS”) or the courts and there can be no assurance that the IRS or a court will concur on all or any of the issues discussed above. If the Reorganization occurs, but the IRS or the courts determine that it does not qualify as a “reorganization” within the meaning of Section 368(a) of the Code, the Target Fund may recognize gain or loss on the transfer of its assets to the Acquiring Fund and/or the deemed distribution of Acquiring Fund shares to its shareholders and each shareholder of the Target Fund would recognize taxable gain or loss equal to the difference between its basis in its Target Fund shares and the fair market value of the shares of the Acquiring Fund it receives.

Prior to the Valuation Time, the Target Fund will declare a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders at least all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carryforward and excluding any net capital gain on which the Target Fund paid federal income tax). This distribution will be taxable to shareholders who are subject to federal income tax. Additional distributions may be made if necessary. All dividends and distributions will be reinvested in additional shares of the Target Fund unless a shareholder has made an election to receive dividends and distributions in cash. Dividends and distributions are treated the same for federal income tax purposes whether received in cash or additional shares.

After the Reorganization, the Acquiring Fund’s ability to use the Target Fund’s or the Acquiring Fund’s realized and unrealized pre-Reorganization capital losses, if any, may be limited under certain federal income tax rules applicable to reorganizations of this type. Therefore, in certain circumstances, shareholders may pay federal income tax sooner, or may pay more federal income taxes, than they would have had the Reorganization not occurred. The effect of these potential limitations will depend on a number of factors, including the amount of the losses, the amount of gains to be offset, the exact timing of the Reorganization and the amount of unrealized capital gains in the Funds at the time of the Reorganization. As of June 30, 2023, the Acquiring Fund had $46,909,614 in unused capital loss carryforwards available for federal income tax purposes to be applied against capital gains. As of June 30, 2023, the Target Fund had $169,317,215 unused in unsecured capital loss carryforwards available for federal income tax purposes to be applied against capital gains.

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In addition, shareholders of the Target Fund will receive a proportionate share of any taxable income and gains (after the application of any available capital loss carryforwards) realized by the Acquiring Fund and not distributed to its shareholders prior to the Closing when such income and gains are eventually distributed by the Acquiring Fund. This may include any built-in gain in the portfolio investments of the Target Fund or the Acquiring Fund that was unrealized at the time of the Reorganization. As a result, shareholders of the Target Fund may receive a greater amount of taxable distributions than they would have had the Reorganization not occurred.

The foregoing is intended to be only a summary of the principal federal income tax consequences of the Reorganization and should not be considered to be tax advice. This description of the federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. There can be no assurance that the IRS or a court will concur on all or any of the issues discussed above. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the Reorganization, including without limitation the federal, state, local, and non-U.S. tax consequences with respect to the foregoing matters and any other considerations that may be applicable to them.

Reorganization Expenses

The expenses associated with the Reorganization include, but are not limited to, legal and auditing fees, the costs of printing and distributing this Proxy Statement/Prospectus, and the solicitation expenses discussed below. The costs of the Reorganization will be paid by OAM.

OAM on behalf of the Target Fund has engaged Okapi Partners to assist in the solicitation of proxies at an estimated cost of $11,863.25.

Capitalization

The following table sets forth the capitalization of the Target Fund and the Acquiring Fund as of June 30, 2023, and the pro forma capitalization of the combined fund as if the Reorganization had occurred on that date. These numbers may differ at the Closing Date.

Capitalization Table as of June 30, 2023 (Unaudited)

Institutional Class	Target Fund	Acquiring Fund	Pro Forma Adjustments	Pro Forma Combined Fund
Net Assets	$314,945,416	$–	–	$314,945,416
Shares Outstanding	37,031,944	–	–	37,031,944
Net Asset Value Per Share	$8.50	–	–	$8.50
Shares Authorized	Unlimited	Unlimited	–	Unlimited

Investor Class*	Target Fund	Acquiring Fund	Pro Forma Adjustments	Pro Forma Combined Fund
Net Assets	–	$133,613,516	–	$133,613,516
Shares Outstanding	–	7,734,951	–	7,734,951
Net Asset Value Per Share	–	$17.27	–	$17.27
Shares Authorized	Unlimited	Unlimited	–	Unlimited

*	The Acquiring Fund’s Investor Class shares are not participating in the Reorganization.

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Legal Matters

Certain legal matters concerning the issuance of shares of the Acquiring Fund and the federal income tax consequences of the Reorganization will be passed on by Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601.

Information Filed with the Securities and Exchange Commission

This Proxy Statement/Prospectus and the related Statement of Additional Information do not contain all the information set forth in the registration statements and the exhibits relating thereto and the annual and semi-annual reports which the Funds have filed with the SEC pursuant to the requirements of the Securities Act of 1933, as amended, and the 1940 Act, to which reference is hereby made. The SEC file number for the registration statement containing the current Prospectuses and Statements of Additional Information for the Acquiring Fund and Target Fund is Registration No. 811-04854. Such Prospectuses and Statements of Additional Information relating to the Funds are incorporated herein by reference.

The Board’s Approval of the Reorganization

At a Board meeting held on October 2, 2023, the Adviser discussed with the Board, that it is more effective to operate one international opportunities fund with a multi-class structure rather than two international opportunities funds with different fee structures. The Acquiring Fund has the same investment objective and principal investment strategies as the Target Fund, and the share class of the Acquiring Fund into which the Target Fund would reorganize will have the same management fee and expense limitation as the Target Fund. Given these similarities and the potential for economies of scale, the Board of Trustees believes that it is in the best interests of the Target Fund to reorganize the Target Fund into the Acquiring Fund. Prior to approving the Reorganization, the Board reviewed the foregoing information with legal counsel and with management, reviewed with legal counsel applicable law and their duties in considering such matters, and met with legal counsel in a private session without management present. The Board also considered alternatives to the Reorganization, including maintaining the status quo of operating two international opportunities funds.

At such meeting, the Board, including the independent Trustees, approved the terms of the Reorganization. In determining to recommend that the shareholders of the Target Fund approve the Reorganization, the Board considered the factors described below:

•	The fees and expenses of the Funds, and in particular, noted that, subject to approval of the Reorganization by Target Fund shareholders, the investment advisory and management fees of the Funds will be the same and that, although the Acquiring Fund’s Institutional Class shares will have higher total expenses than the Target Fund, the Acquiring Fund’s Institutional Class shares will have the same net expenses as the Target Fund;

•	OAM would bear all expenses associated with the Reorganization;

•	The investment objectives, principal investment strategies and restrictions of the Funds are identical;

•	The federal income tax consequences of the Reorganization on the Target Fund and its shareholders, and in particular, that the Reorganization would be structured as a tax-free reorganization for federal income tax purposes;

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•	The terms and conditions of the Reorganization were fair and reasonable and consistent with industry practice and that the Reorganization would not result in the dilution of shareholder interests;

•	The services available to shareholders of the Acquiring Fund are identical to those available to shareholders of the Target Fund immediately prior to the Reorganization; and

•	The performance of the Funds, and in particular, noted that the Acquiring Fund has a longer track record than the Target Fund.

Based on the considerations described above, the Board of each Fund has determined that the Reorganization would be in the best interests of each Fund and that the interests of each Fund’s existing shareholders would not be diluted as a result of the Reorganization. The Board did not identify any single factor discussed above as all-important or controlling, but considered all such factors together in approving the Reorganization. The Board recommends that the Target Fund shareholders vote in favor of the Reorganization.

Other Information

Shareholders of the Funds

The following tables set forth the percentage of ownership of each person who, as of October 23, 2023, the record date with respect to the Special Meeting, owns of record, or is known by the Funds to own of record or beneficially, 5% or more of shares of either Fund. The tables also set forth the estimated percentage of shares of the combined fund that would have been owned by such parties if the Reorganization had occurred on October 23, 2023. These amounts may differ on the Closing Date. Shareholders who have the power to vote a larger percentage of shares (at least 25% of the voting shares) of a Fund can control the Fund and determine the outcome of a shareholder meeting.

Target Fund
Name and Address of Owner	Percentage of Ownership	Estimated Pro Forma Percentage of Ownership of the Combined Fund After the Reorganization
International Opportunities Institutional Fund
MAC Co. Attention: Mutual Fund Department 500 Grant St. Room 151-1010 Pittsburgh, PA 15258	21.43%	15.38%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	13.21%	9.48%

Charles Schwab & Co., Inc. Special Custody Account for Exclusive Benefit of Customers Attention: Mutual Fund Department 211 Main St. San Francisco, CA 94104	11.39%	8.17%

MAC Co. Attention: Mutual Fund Department 500 Grant St. Room 151-1010 Pittsburgh, PA 15258	7.32%	5.25%

National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	6.96%	5.00%

MAC Co. Attention: Mutual Fund Department 500 Grant St. Room 151-1010 Pittsburgh, PA 15258	6.21%	4.46%

Acquiring Fund – Institutional Class Shares
N/A

At the close of business on October 23, 2023, there were 36,557,324.011 shares of the Target Fund outstanding. As of October 23, 2023 the Trustees and officers of the Target Fund as a group owned less than 1% of the total outstanding shares of the Target Fund.

At the close of business on October 23, 2023, there were no Institutional Class shares of the Acquiring Fund outstanding. Accordingly, as of October 23, 2023, the Trustees and officers of the Acquiring Fund as a group owned no Institutional Class shares of the Acquiring Fund.

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Shareholder Proposals

Since the Target Fund does not hold regular meetings of its shareholders, the date of the next special shareholder meeting cannot be anticipated. Any shareholder who wishes to submit a proposal for consideration at the next meeting of shareholders, when and if it is called, should submit such proposal to the Target Fund at 3333 Warrenville Road, Suite 500, Lisle, Illinois 60532.

Shareholder Communications

The Board provides a process for shareholders to communicate with the Board of Trustees as a whole and/or each of the Trustees individually. Shareholders may send such written communications to the Board of Trustees or to one or more Trustees individually by sending such communications to them, care of the Trust , at 3333 Warrenville Road, Suite 500, Lisle, Illinois 60532.

Proxy Statement/Prospectus Delivery

Please note that only one Proxy Statement/Prospectus may be delivered to two or more shareholders of the Target Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of the Proxy Statement/Prospectus, or for instructions as to how to request a separate copy of such document or as to how to request a single copy if multiple copies of such document are received, shareholders should contact the Target Fund at 3333 Warrenville Road, Suite 500, Lisle, Illinois 60532 or by calling (800) 323-6166.

Voting Information and Requirements

Holders of shares of the Target Fund are entitled to one vote per share on matters as to which they are entitled to vote, with fractional shares voting proportionally.

Approval of the Reorganization will require the affirmative vote of Target Fund shareholders entitled to vote more than 50% of the total number of shares outstanding and entitled to be cast.

Each valid proxy given by a shareholder of the Target Fund will be voted by the persons named in the proxy in accordance with the instructions marked thereon and as the persons named in the proxy may determine on such other business as may come before the Special Meeting on which shareholders are entitled to vote. If no designation is made, the proxy will be voted by the persons named in the proxy, as recommended by the Board, “FOR” approval of the Reorganization. Abstentions and broker non-votes (i.e., shares held by brokers or nominees, typically in “street name,” as to which (1) instructions have not been received from beneficial owners or persons entitled to vote and (2) the broker or nominee does not have discretionary voting power on a particular matter) count as present for purposes of determining a quorum but do not count as votes “FOR” the proposal and have the same effect as a vote “AGAINST” the proposal. The presence in person or by proxy of the holders of thirty percent (30%) of the shares of the Target Fund issued and outstanding and entitled to vote at the Special Meeting shall constitute a quorum for the transaction of any business.

Shareholders who execute proxies may revoke them at any time before they are voted by filing with the Target Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person. The giving of a proxy will not affect your right to vote in person if you attend the Special Meeting and wish to do so.

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It is not anticipated that any action will be asked of the shareholders of the Target Fund other than as indicated above, but if other matters are properly brought before the Special Meeting, it is intended that the persons named in the proxy will vote in accordance with their judgment.

If a quorum is not obtained or if a quorum is present but sufficient votes in favor of a proposal are not received by the scheduled time of the Special Meeting, the Special Meeting may be adjourned to permit further solicitation of proxies. At such adjourned meeting at which the requisite shares entitled to vote thereat shall be represented, any business may be transacted which could have been transacted at the meeting as originally notified.

Proxies of shareholders of the Target Fund are solicited by the Board. Additional solicitation may be made by mail, telephone, or facsimile by representatives of OAM or by dealers or their representatives. In addition to the solicitation of proxies by mail, telephone or facsimile, you may receive a call from a representative of Okapi Partners LLC if your vote is not received.

November 6, 2023

Please sign and return your proxy promptly.

Your vote is important and your participation
in the affairs of your Fund does make a difference.

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Appendix I

FINANCIAL HIGHLIGHTS FOR THE ACQUIRING FUND - INVESTOR CLASS SHARES

Financial Highlights

International Opportunities Fund — Investor Class shares

	Six Months Ended June 30, 2023		Years Ended December 31,
	(unaudited)		2022	2021	2020	2019	2018
Net asset value at beginning of year	$16.68		$26.50	$31.52	$19.43	$16.01	$25.49
Income (loss) from investment operations:
Net investment income (loss)[a]	.11		.11	(.26)	(.16)	(.03)	(.04)
Net realized and unrealized gains (losses) on investments and translation of assets and liabilities denominated in foreign currencies	.48		(9.93)	.72	12.37	3.69	(6.30)
Total from investment operations	.59		(9.82)	.46	12.21	3.66	(6.34)
Redemption fees[a]	—		—	—	—	—	—
Less dividends and distributions:
Distribution from net realized gains on investments	—		—	(5.48)	—	—	(3.10)
Dividends from net investment income	—		—	—	(.12)	(.24)	(.04)
Total dividends and distributions	—		—	(5.48)	(.12)	(.24)	(3.14)
Net asset value at end of year	$17.27		$16.68	$26.50	$31.52	$19.43	$16.01
Total return (%)	3.54	[d]	(37.06)	1.52	62.86	22.85	(24.73)
Ratio/supplemental data
Net assets at end of year (in thousands)	$133,614		$144,970	$310,356	$327,354	$324,254	$498,164
Ratio of gross expenses to average net assets (%)	1.92	[c]	1.87	1.77	1.87	1.82	1.77
Ratio of net expenses to average net assets (%)[b]	1.60	[c]	1.60	1.60	1.60	1.60	1.60
Ratio of net investment income (loss) to average net assets (%)	1.32	[c]	.60	(.79)	(.75)	(.19)	(.16)
Portfolio turnover rate (%)	69	[d]	74	93	130	142	145

Notes:

a    The net investment income (loss) per share data and redemption fee per share data was determined using average shares outstanding during the year.

b    The ratios in this row reflect the impact, if any, of expense offset arrangements with the custodian and expense reimbursement from the advisor.

c    Annualized.

d    Not annualized.

I-1

Appendix II

agreement and plan of reorganization

THIS AGREEMENT AND PLAN OF REORGANIZATION (this “Agreement”) is made as of this [•] day of October, 2023 by The Oberweis Funds, a Massachusetts business trust (the “Trust”), on behalf of Oberweis International Opportunities Fund, a series of the Trust (the “Acquiring Fund”), and Oberweis International Opportunities Institutional Fund, a series of the Trust (the “Target Fund”), and Oberweis Asset Management, Inc. (for purposes of Section 9.1 of this Agreement only), the investment adviser to each of the Acquiring Fund and the Target Fund (the “Adviser”). The Acquiring Fund and the Target Fund may be referred to herein each as a “Fund” and, collectively, as the “Funds.”

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization of the Target Fund into the Acquiring Fund will consist of: (i) the transfer of all of the assets of the Target Fund to the Acquiring Fund in exchange solely for newly issued Institutional Class shares of beneficial interest, no par value per share, of the Acquiring Fund (the “Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund; and (ii) the pro rata distribution of all of the Acquiring Fund Shares to the shareholders of the Target Fund, in complete liquidation and termination of the Target Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, the Funds are separate series of the Trust, and the Trust is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Target Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares; and

WHEREAS, the Board of Trustees of the Trust (the “Board”) has determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization, and the Board has determined that the Reorganization is in the best interests of the Target Fund and that the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

Article I

TRANSFER OF ASSETS OF THE Target FUND IN EXCHANGE FOR ACQUIRING FUND SHARES and the assumption of the Liabilities OF THE TARGET FUND AND TERMINATION AND LIQUIDATION OF THE Target FUND

1.1       THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Fund agrees to transfer all of its assets, as set forth in Section 1.2, to the Acquiring Fund. In consideration therefor, the Acquiring Fund agrees: (i) to issue and deliver to the Target Fund the number of full and fractional Acquiring Fund Shares, computed in the manner set forth in Section 2.3; and (ii) to assume all of the liabilities of the Target Fund, if any, as set forth in Section 1.3. All Acquiring Fund Shares to be issued to the Target Fund shall be issued at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in Section 3.1 (the “Closing”).

1.2       ASSETS TO BE TRANSFERRED. The Target Fund shall transfer all of its assets to the Acquiring Fund, including, without limitation, cash, securities, commodities, interests in futures, dividends or interest receivables owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund as of the Closing.

The Target Fund will, within a reasonable period of time before the Closing Date (as defined in Section 3.1), furnish the Acquiring Fund with a list of the Target Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the Closing Date, identify the securities, if any, on the Target Fund’s list referred to in the foregoing sentence that do not conform to the Acquiring Fund’s investment objective, policies, or restrictions, as set forth in the Acquiring Fund’s Prospectus and Statement of Additional Information, and will notify the Target Fund accordingly. The Target Fund, if requested by the Acquiring Fund, will dispose of such non-conforming securities identified by the Acquiring Fund before the Closing Date. In addition, if it is determined that the portfolios of the Target Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations applicable to the Acquiring Fund with respect to such investments, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of any investments or securities if, in the reasonable judgment of the Board or the Adviser, such disposition would adversely affect the status of the Reorganization as a “reorganization,” as such term is used in Section 368(a) of the Code or would otherwise not be in the best interests of the Target Fund.

1.3       LIABILITIES TO BE ASSUMED. The Target Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date. Notwithstanding the foregoing, the liabilities not so discharged shall be assumed by the Acquiring Fund, which assumed liabilities shall include all of the Target Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing, and whether or not specifically referred to in this Agreement.

1.4        LIQUIDATING DISTRIBUTION. As of the Effective Time (as defined in Section 3.1), the Target Fund will distribute in complete liquidation of the Target Fund the Acquiring Fund Shares received by the Target Fund pursuant to Section 1.1 to its shareholders of record, determined as of the time of such distribution (each a “Target Fund Shareholder” and, collectively, the “Target Fund Shareholders”), on a pro rata basis. Such distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders. All of the issued and outstanding shares of the Target Fund simultaneously will be canceled on the books of the Target Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfers.

1.5       OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Acquiring Fund Shares will be issued to the Target Fund, in an amount computed in the manner set forth in Section 2.3, to be distributed to the Target Fund Shareholders.

1.6       TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Target Fund’s shares on the books of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7       LIQUIDATION AND TERMINATION. The Target Fund shall completely liquidate and be dissolved, terminated and have its affairs wound up in accordance with the Trust’s governing documents and the laws of the Commonwealth of Massachusetts promptly following the Closing and the making of all distributions pursuant to Section 1.4, but in no event later than 12 months following the Closing Date.

1.8        REPORTING. Any reporting responsibility of the Target Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”) or other regulatory authority, any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund.

1.9        BOOKS AND RECORDS. All books and records of the Target Fund, including all books and records required to be maintained under the 1940 Act, and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing and shall be turned over to the Acquiring Fund as soon as practicable following the Closing.

Article II

VALUATION

2.1       VALUATION OF TARGET FUND ASSETS. The value of the net assets of the Target Fund will be the value of its assets, less its liabilities, computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date (such time and date being hereinafter called the “Valuation Time”), using the valuation procedures set forth in the Acquiring Fund’s Prospectus and Statement of Additional Information (in effect as of the Closing Date) or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2       VALUATION OF ACQUIRING FUND SHARES. The net asset value per share of Acquiring Fund Shares shall be the net asset value per share of the Target Fund shares as of the Valuation Time.

2.3        SHARES TO BE ISSUED. The number of Acquiring Fund Shares (including fractional shares, if any) to be issued in exchange for the Target Fund’s net assets as described in Article I shall be determined by dividing the value of such assets (net of the liabilities) transferred to the Acquiring Fund, determined in accordance with Section 2.1, by the net asset value of an Acquiring Fund Share, determined in accordance with Section 2.2.

2.4        EFFECT OF SUSPENSION IN TRADING. In the event that on the Closing Date, either: (a) the NYSE or another exchange on which the portfolio securities of the Acquiring Fund or the Target Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable, the Closing Date shall be postponed until the first business day when trading is fully resumed and/or reporting is restored or such later time as the parties may agree pursuant to Section 3.1.

2.5       COMPUTATIONS OF NET ASSETS. All computations of net asset value in this Article II shall be made by or under the direction of the Funds’ custodian in accordance with its regular practice in such capacity.

Article III

CLOSING AND CLOSING DATE

3.1        CLOSING DATE. The conditions precedent set forth in Articles VI–VIII herein must be satisfied or waived with respect to both Funds in order for the closing of the Reorganization to take place. The Closing shall occur on December 22, 2023 or such other date as the parties may agree (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of immediately after the Valuation Time on the Closing Date (the “Effective Time”). The Closing shall be held as of the close of business at the offices of Vedder Price P.C. in Chicago, Illinois or at such other time and/or place as the parties may agree.

3.2       CUSTODIAN’S CERTIFICATE. The Target Fund shall cause its custodian to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that: (a) the Target Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund’s custodian on behalf of the Acquiring Fund on the Closing Date; and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Target Fund.

3.3      TRANSFER AGENT’S CERTIFICATE. The Target Fund shall cause its transfer agent to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that such transfer agent’s records contain the names and addresses of all of the shareholders of the Target Fund, and the number and percentage ownership of outstanding shares owned by each such shareholder as of the Closing. The Acquiring Fund shall issue and deliver, or cause its transfer agent to issue and deliver, to the Target Fund at the Closing a confirmation evidencing the Acquiring Fund Shares to be credited at the Closing to the Target Fund or provide evidence satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund.

3.4       DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumptions of liability, share certificates, opinions, receipts and other documents or instruments, if any, as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

Article IV

REPRESENTATIONS AND WARRANTIES

4.1       REPRESENTATIONS OF THE TARGET FUND. The Trust, on behalf of itself and the Target Fund, represents and warrants as follows:

(a)       The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)     The Target Fund is a separate series of the Trust duly authorized in accordance with the applicable provisions of the Trust’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”).

(c)       The Trust is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d)      The Target Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval and compliance with the other provisions hereof) will not result, in violation of the Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Target Fund is a party or by which it is bound.

(e)      Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Target Fund has no material contracts or other commitments that will be terminated with liability to it before the Closing.

(f)       No litigation, administrative proceeding, or investigation of or before any court or governmental body presently is pending or to its knowledge threatened against the Target Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Target Fund to carry out the transactions contemplated by this Agreement. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g)       The financial statements of the Target Fund as of December 31, 2022, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles in the United States of America and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of December 31, 2022, and there are no known liabilities, contingent or otherwise, of the Target Fund as of such date that are not disclosed in such statements.

(h)       The unaudited semi-annual financial statements of the Target Fund as of June 30, 2023, and for the period then ended have been prepared in accordance with generally accepted accounting principles in the United States of America, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of June 30, 2023, and there are no known liabilities, contingent or otherwise, of the Target Fund as of such date that are not disclosed in such statements.

(i)       Since the date of the financial statements referred to in subsection (h) above, there have been no material adverse changes in the Target Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), and there are no known contingent liabilities of the Target Fund arising after such date. For the purposes of this subsection (i), a decline in the net asset value of the Target Fund shall not constitute a material adverse change.

(j)        All federal, state, local, and other tax returns and reports of the Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local, and other taxes of the Target Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof, and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Target Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Target Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Target Fund.

(k)       The authorized capital of the Target Fund consists of an unlimited number of common shares of beneficial interest, no par value per share. All of the issued and outstanding shares of the Target Fund are, and as of the Closing will be, duly and validly issued, fully paid and non-assessable by the Target Fund (recognizing that under the laws of the Commonwealth of Massachusetts, Target Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Target Fund). All of the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent as provided in Section 3.3. The Target Fund has no outstanding options, warrants, or other rights to subscribe for or purchase shares of the Target Fund, and no outstanding securities convertible into shares of the Target Fund.

(l)       At the Closing, the Target Fund will have good and marketable title to the Target Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets, and the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”), except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing.

(m)       The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Target Fund, including the determinations of the Board required by Rule 17a-8(a) under the 1940 Act. This Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(n)       The information to be furnished by the Target Fund for use in any “no-action” letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with the requirements of the federal securities laws and other laws and regulations.

(o)       From the effective date of the Registration Statement (as defined in Section 5.7) through the time of the meeting of the Target Fund shareholders and as of the Closing, any written information furnished by the Trust with respect to the Target Fund for use in the Registration Statement, Proxy Materials (as defined in Section 5.7) and any supplement or amendment thereto or to the documents included or incorporated by reference therein, or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(p)       No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated herein, except such as have been or will be obtained.

(q)       For each taxable year of its operations, including the taxable year ending on the Closing Date, the Target Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the taxable year ending on the Closing Date), as a “regulated investment company” under Subchapter M of the Code (a “RIC”); (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared and paid a distribution with respect to all of its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code and its net capital gain (after reduction for any available capital loss carryforward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code) (as such terms are defined in the Code) that has accrued or will accrue on or prior to the Closing Date; and (iii) has been, and will be (in the case of the taxable year ending on the Closing Date), treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code. The Target Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Target Fund to fail to qualify as a RIC. Prior to the Closing, the Target Fund will have had no earnings and profits accumulated in any taxable year to which the provisions of Part I of Subchapter M of the Code did not apply to it.

4.2       REPRESENTATIONS OF THE ACQUIRING FUND. The Trust, on behalf of itself and the Acquiring Fund, represents and warrants as follows:

(a)       The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)       The Acquiring Fund is a separate series of the Trust duly authorized in accordance with the applicable provisions of the Trust’s Declaration of Trust.

(c)       The Trust is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d)       The Acquiring Fund is not, and the execution, delivery and performance of this Agreement (subject to compliance with the provisions hereof) will not result, in violation of the Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e)       No litigation, administrative proceeding or investigation of or before any court or governmental body presently is pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f)       The financial statements of the Acquiring Fund as of December 31, 2022 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles in the United States of America and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Target Fund) fairly reflect the financial condition of the Acquiring Fund as of December 31, 2022, and there are no known liabilities, contingent or otherwise, of the Acquiring Fund as of such date that are not disclosed in such statements.

(g)       The unaudited semi-annual financial statements of the Acquiring Fund as of June 30, 2023 and for the period then ended have been prepared in accordance with generally accepted accounting principles in the United States of America, and such statements (copies of which have been furnished to the Target Fund) fairly reflect the financial condition of the Acquiring Fund as of June 30, 2023, and there are no known liabilities, contingent or otherwise, of the Acquiring Fund as of such date that are not disclosed in such statements.

(h)       Since the date of the financial statements referred to in subsection (g) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Acquiring Fund arising after such date. For the purposes of this subsection (h), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(i)       All federal, state, local, and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local, and other taxes of the Acquiring Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof, and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Acquiring Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund.

(j)       The authorized capital of the Acquiring Fund consists of an unlimited number of common shares of beneficial interest, no par value per share. All of the issued and outstanding shares of the Acquiring Fund are, and, as of the Closing will be, duly and validly issued, fully paid and non-assessable by the Acquiring Fund (recognizing that under the laws of the Commonwealth of Massachusetts, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase shares of the Acquiring Fund, and no outstanding securities convertible into shares of the Acquiring Fund.

(k)       The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, including the determinations of the Board required pursuant to Rule 17a-8(a) under the 1940 Act. This Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(l)       The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of Target Fund Shareholders pursuant to the terms of this Agreement will, at the Closing, have been duly authorized. When so issued and delivered, such Acquiring Fund Shares will be duly and validly issued shares of the Acquiring Fund and will be fully paid and non-assessable by the Acquiring Fund (recognizing that under the laws of the Commonwealth of Massachusetts, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund).

(m)       The information to be furnished by the Acquiring Fund for use in any “no-action” letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with the requirements of the federal securities laws and other laws and regulations.

(n)       From the effective date of the Registration Statement (as defined in Section 5.7) through the time of the meeting of the Target Fund shareholders and as of the Closing, any written information furnished by the Trust with respect to the Acquiring Fund for use in the Registration Statement, Proxy Materials (as defined in Section 5.7) and any supplement or amendment thereto or to the documents included or incorporated by reference therein, or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(o)       No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been or will be obtained.

(p)       For each taxable year of its operations, including the taxable year that includes the Closing Date, the Acquiring Fund (i) has elected to qualify, has qualified or will qualify (in the case of the taxable year that includes the Closing Date), and intends to continue to qualify as a RIC under Subchapter M of the Code; (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date; and (iii) has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code. The Acquiring Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquiring Fund to fail to qualify as a RIC. Prior to the Closing, the Acquiring Fund will have had no earnings and profits accumulated in any taxable year to which the provisions of Part I of Subchapter M of the Code did not apply to it.

(q)       The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state securities laws as it may deem appropriate in order to consummate the transactions hereunder.

Article V

COVENANTS OF the FUNDs

5.1       OPERATION IN ORDINARY COURSE. Subject to Sections 1.2 and 8.5, each Fund will operate its respective business in the ordinary course from the date of this Agreement through the Closing, it being understood that such ordinary course of business will include customary dividends and distributions, any other distributions necessary or desirable to avoid federal income or excise taxes, and shareholder purchases and redemptions.

5.2       APPROVAL OF SHAREHOLDERS. The Trust will call a special meeting of the Target Fund shareholders to consider and act upon this Agreement and the transactions contemplated thereby and to take all other appropriate actions necessary to obtain approval of the transactions contemplated herein.

5.3       INVESTMENT REPRESENTATION. The Target Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4       ADDITIONAL INFORMATION. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

5.5       FURTHER ACTION. Subject to the provisions of this Agreement, each Fund will take or cause to be taken all actions, and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing.

5.6       STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within 60 days after the Closing Date, the Target Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which shall be certified by the Controller or Treasurer of the Trust, a statement of the earnings and profits of the Target Fund for federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers, that will be carried over to the Acquiring Fund pursuant to Section 381 of the Code.

5.7       PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS. The Trust will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to the Target Fund for distribution to Target Fund Shareholders and related matters (the “Registration Statement”). The Registration Statement shall include a proxy statement of the Target Fund and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the Registration Statement, including the proxy statement and related materials (the “Proxy Materials”), for inclusion therein, in connection with the meeting of the Target Fund’s shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.8       TAX STATUS OF REORGANIZATION. The intention of the parties is that the Reorganization will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. None of the Target Fund, the Acquiring Fund or the Trust shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or that results in the failure of the transactions to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. At or prior to the Closing, the Target Fund, the Acquiring Fund and the Trust will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the tax opinion contemplated in Section 8.8.

Article VI

CONDITION PRECEDENT TO OBLIGATIONS of the Target FUND

The obligations of the Target Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

6.1       All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Acquiring Fund shall have delivered to the Target Fund a certificate executed in its name by the Trust’s President or Vice President, in form and substance satisfactory to the Target Fund and dated as of the Closing Date, to such effect, and as to such other matters as the Target Fund shall reasonably request.

6.2       The Acquiring Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements, and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing.

Article VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF the ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

7.1       All representations, covenants, and warranties of the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Target Fund shall have delivered to the Acquiring Fund a certificate executed in its name by the Trust’s President or Vice President, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect, and as to such other matters as the Acquiring Fund shall reasonably request.

7.2       The Target Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements, and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing.

7.3       The Target Fund shall have delivered to the Acquiring Fund a statement of the Target Fund’s assets and liabilities, together with a list of the Target Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Treasurer of the Trust.

7.4       Prior to the Valuation Time, the Target Fund will have declared and paid the dividends contemplated by Section 8.5.

7.5       The Target Fund shall have delivered to the Acquiring Fund such records, agreements, certificates, instruments and such other documents as the Acquiring Fund shall reasonably request.

Article VIII

FURTHER CONDITIONS PRECEDENT

The obligations of the Funds to consummate the transactions under this Agreement are subject to the fulfillment or waiver of the following conditions:

8.1       This Agreement and the transactions contemplated herein, with respect to the Target Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with applicable law and the provisions of the Trust’s Declaration of Trust and By-Laws. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the condition set forth in this Section 8.1.

8.2       As of the Closing, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3       All consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained or made.

8.4       The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5       The Target Fund shall have declared and paid, prior to the Valuation Time, a dividend or dividends with respect to its shares in an amount to be determined by the Trust’s officers in accordance with the Target Fund’s past practice that, together with all other dividends paid by the Target Fund with respect to all taxable periods ending on or before the Closing Date, shall have the effect of distributing to its shareholders at least all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carryforward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code).

8.6       The Target Fund shall have received an opinion from Vedder Price P.C., dated as of the Closing Date, substantially to the effect that:

(a)       The Trust is a validly existing voluntary association with shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts.

(b)       The execution and delivery of this Agreement by the Trust, on behalf of the Acquiring Fund, did not, and the issuance of Acquiring Fund Shares pursuant to this Agreement will not, violate the Trust’s Declaration of Trust or By-Laws.

(c)       To the knowledge of such counsel, (i) the Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration under the 1940 Act is in full force and effect and is not subject to any stop order; and (ii) all regulatory consents, authorizations, orders, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States of America or the laws of the Commonwealth of Massachusetts for the issuance of Acquiring Fund Shares and all other transactions pursuant to this Agreement have been obtained or made.

8.7       The Acquiring Fund shall have received an opinion from Vedder Price P.C., dated as of the Closing Date, substantially to the effect that:

(a)       The Trust is a validly existing voluntary association with shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts.

(b)       The execution and delivery of this Agreement by the Trust, on behalf of the Target Fund, did not, and the exchange of the Target Fund’s assets for Acquiring Fund Shares pursuant to this Agreement will not, violate the Trust’s Declaration of Trust or By-Laws.

(c)       To the knowledge of such counsel, (i) the Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration under the 1940 Act is in full force and effect and is not subject to any stop order; and (ii) all regulatory consents, authorizations, orders, approvals or filings required to be obtained or made by the Target Fund under the federal laws of the United States of America or the laws of the Commonwealth of Massachusetts for the transfer of the Target Fund’s assets and liabilities in exchange for Acquiring Fund Shares and all other transactions pursuant to this Agreement have been obtained or made.

8.8       The Funds shall have received an opinion of Vedder Price P.C., dated as of the Closing Date and addressed to the Acquiring Fund and the Target Fund, substantially to the effect that for federal income tax purposes:

(a)       The transfer by the Target Fund of all its assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund, immediately followed by the pro rata distribution of all the Acquiring Fund Shares so received by the Target Fund to the Target Fund Shareholders of record in complete liquidation of the Target Fund and the termination of the Target Fund promptly thereafter, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b)       No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the Target Fund’s assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund.

(c)       No gain or loss will be recognized by the Target Fund upon the transfer of all its assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of such Acquiring Fund Shares to the Target Fund Shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

(d)       No gain or loss will be recognized by the Target Fund Shareholders upon the exchange, pursuant to the Reorganization, of all their shares of the Target Fund solely for Acquiring Fund Shares.

(e)       The aggregate basis of the Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder.

(f)       The holding period of the Acquiring Fund Shares received by each Target Fund Shareholder in the Reorganization will include the period during which the shares of the Target Fund exchanged therefor were held by such shareholder, provided the Target Fund shares are held as capital assets at the effective time of the Reorganization.

(g)       The basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization.

(h)       The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which those assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on the Target Fund, the Acquiring Fund or any Target Fund Shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, (2) the effect of the Reorganization under the alternative minimum tax imposed under Section 55 of the Code on any direct or indirect shareholder of the Target Fund that is a corporation, or (3) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on customary assumptions and such representations as Vedder Price P.C. may reasonably request of the Trust and the Funds, and the Trust and each Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither Fund may waive the conditions set forth in this Section 8.8.

Article IX

EXPENSES

9.1       The Adviser or an affiliate will pay the expenses incurred in connection with the Reorganization (“Reorganization Expenses”) regardless of whether the Reorganization is ultimately consummated or not. Reorganization Expenses include, without limitation: (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials, as well as expenses associated with registering the Acquiring Fund Shares pursuant to a post-effective amendment to the Trust’s Registration Statement on Form N-1A; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transaction; and (g) other related administrative or operational costs. To the extent that a Fund’s expenses, including Reorganization Expenses, exceed a Fund’s expense limitation, the Adviser or an affiliate will bear the Reorganization Expenses. If the Reorganization is not approved or completed, the Adviser or an affiliate will bear the Reorganization Expenses. For the purposes of this Section 9.1, Reorganization Expenses do not include commissions or other transaction costs in connection with any repositioning of the portfolios of the Funds, and each Fund shall bear its own such costs. Reorganization Expenses shall not be deemed “Fund Operating Expenses” as defined in the Expense Limitation Agreement by and between the Adviser and the Trust, on behalf of each Fund.

9.2       Each Fund represents and warrants to the other Fund that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with structuring the transactions provided for herein.

9.3       Notwithstanding the foregoing, Reorganization Expenses will in any event be paid by the party directly incurring such Reorganization Expenses if and to the extent that the payment by another party of such Reorganization Expenses would result in the disqualification of the Target Fund or the Acquiring Fund, as the case may be, as a RIC under the Code.

Article X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1       The parties agree that no party has made to the other party any representation, warranty, or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2       The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement will not survive the consummation of the transactions contemplated hereunder.

Article XI

TERMINATION

11.1       This Agreement may be terminated by the mutual agreement of the parties, and such termination may be effected by the President or Vice President of the Trust without further action by the Board. In addition, this Agreement may be terminated at or before the Closing due to:

(a)       a breach by any other party of any representation, warranty, or agreement to be performed at or before the Closing, if not cured within 30 days of the breach and prior to the Closing;

(b)       a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or

(c)       a determination by the Board that the consummation of the transactions contemplated herein is not in the best interests of a Fund.

11.2       In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Trust or the Funds.

Article XII

AMENDMENTS

12.1       This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Trust subject to the authorization of the Board; provided, however, that following the meeting of the shareholders of the Target Fund called by such Fund pursuant to Section 5.2 of this Agreement, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

Article XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

13.1       The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. The use of the terms “including” or “include” in this Agreement shall in all cases herein mean “including, without limitation” or “include, without limitation,” respectively.

13.2       This Agreement may be executed in any number of counterparts, each of which shall be deemed an original. The execution and delivery of this Agreement may occur by facsimile or by email in portable document format (PDF) or by other means of electronic signature and electronic transmission, including DocuSign or other similar method, and originals or copies of signatures executed and delivered by such methods shall have the full force and effect of the original signatures.

13.3       This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4       This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5       It is expressly agreed that the obligations of each Fund hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees of the Trust of which the Fund is a series personally, but shall bind only the property of the Fund, as provided in the Trust’s Declaration of Trust, which is on file with the Secretary of the Commonwealth of Massachusetts. The execution and delivery of this Agreement have been authorized by the Board, on behalf of each Fund, and this Agreement has been signed by authorized officers of the Trust acting as such. Neither the authorization by such trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such Fund, as provided in the Trust’s Declaration of Trust.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

THE OBERWEIS FUNDS,
on behalf of itself and Oberweis International Opportunities Fund

By:
Name:	James W. Oberweis
Title:	President

THE OBERWEIS FUNDS,
on behalf of itself and Oberweis International Opportunities Institutional Fund

By:
Name:	James W. Oberweis
Title:	President

The undersigned is a party to this Agreement for the purposes of Section 9.1 only:

OBERWEIS ASSET MANAGEMENT, INC.

By:
Name:	James W. Oberweis
Title:	President

[Form of Proxy Card]

PROXY

PROXY	OBERWEIS INTERNATIONAL OPPORTUNITIES INSTITUTIONAL FUND
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 21, 2023

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF THE OBERWEIS FUNDS. The undersigned shareholder(s) of Oberweis International Opportunities Institutional Fund hereby appoints Eric V. Hannemann and Thomas P. Joyce, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Oberweis International Opportunities Institutional Fund which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on December 21, 2023, at 9:00 a.m. Central time, at the offices of Oberweis Asset Management, Inc., 3333 Warrenville Road, Suite 500, Lisle, Illinois 60532, and at any adjournment thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting.

Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement/Prospectus is hereby acknowledged. The shares of Oberweis International Opportunities Institutional Fund represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.

CONTROL #:

SHARES:

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

Signature(s) (Title(s), if applicable)

Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

THERE ARE 3 EASY WAYS TO VOTE YOUR PROXY:

1.	By Phone: Call Okapi Partners toll-free at: (877) 629-6357 to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 8:00 AM to 7:00 PM (CST) or on Saturday 11:00 AM to 4:00 PM (CST).

OR

2.	By Internet: Refer to your proxy card for the control number and go to: WWW.OKAPIVOTE.COM/OBERWEIS2023 and follow the simple on-screen instructions.

OR

3.	By Mail: Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

If possible, please utilize option 1 or 2 to ensure that your vote is received and registered in time for the meeting on December 21, 2023.

The Board of Trustees recommends a vote “FOR” the following proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:

		FOR	AGAINST	ABSTAIN
1.	To approve an Agreement and Plan of Reorganization (and the related transactions) which provides for: (a) the transfer of all the assets of the Oberweis International Opportunities Institutional Fund (the “Target Fund”) to Oberweis International Opportunities Fund (the “Acquiring Fund”), in exchange solely for voting Institutional Class shares of beneficial interest, no par value, of the Acquiring Fund (“Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (b) the distribution of the Acquiring Fund Shares to the shareholders of the Target Fund and the termination, dissolution and complete liquidation of the Target Fund, all upon the terms and conditions set forth in this Agreement.	☐	☐	☐

2.	To transact such other business as may properly come before the Special Meeting.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

You may have received more than one proxy card due to multiple investments in the Fund.

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Important Notice Regarding the Availability of Proxy Materials for the

Oberweis International Opportunities Institutional Fund

Special Meeting of Shareholders to Be Held on December 21, 2023.

The Proxy Statement for this meeting is available at:

www.OkapiVote.com/Oberweis

IF YOU VOTE ON THE INTERNET,

YOU NEED NOT RETURN THIS PROXY CARD

STATEMENT OF ADDITIONAL INFORMATION

OBERWEIS INTERNATIONAL OPPORTUNITIES FUND
Relating to the Acquisition of the Assets and Liabilities of
OBERWEIS INTERNATIONAL OPPORTUNITIES INSTITUTIONAL FUND

3333 Warrenville Road, Suite 500
Lisle, Illinois 60532
Telephone: (800) 323-6166

This Statement of Additional Information (“SAI”) is not a prospectus but should be read in conjunction with the Proxy Statement/Prospectus dated November 6, 2023 for use in connection with the special meeting of shareholders (the “Special Meeting”) of Oberweis International Opportunities Institutional Fund (the “Target Fund”), a series of The Oberweis Funds (the “Trust”), to be held on December 21, 2023. At the Special Meeting, shareholders of the Target Fund will be asked to approve the reorganization (the “Reorganization”) of the Target Fund into Oberweis International Opportunities Fund (the “Acquiring Fund”; the Target Fund and the Acquiring Fund are collectively referred to as the “Funds”) as described in the Proxy Statement/Prospectus. Copies of the Proxy Statement/Prospectus may be obtained at no charge by writing to the Trust at the address shown above or by calling (800) 323-6166. Capitalized terms used herein that are not defined have the same meaning as in the Proxy Statement/Prospectus.

Further information about the Funds is contained in the Funds’ Statements of Additional Information dated May 1, 2023, as supplemented through the date of this SAI, which are incorporated herein by reference only insofar as they relate to the Acquiring Fund or Target Fund, respectively. No other parts are incorporated by reference herein.

The audited financial statements and related independent registered public accounting firm’s report for the Funds are contained in the Funds’ Annual Reports for the fiscal year ended December 31, 2022, which are incorporated herein by reference only insofar as they relate to the Funds. The unaudited financial statements for the Funds are contained in the Funds’ Semi-Annual Reports for the fiscal period ended June 30, 2023, which are incorporated by reference only insofar as they related to the Funds. No other parts of the Annual Reports or Semi-Annual Reports are incorporated by reference herein.

The date of this Statement of Additional Information is November 6, 2023.

The statement of Additional Information for the Acquiring Fund’s Institutional Class Shares is attached as Appendix I.

Appendix I

THE OBERWEIS FUNDS
3333 WARRENVILLE ROAD, SUITE 500
LISLE, ILLINOIS 60532
(800) 323-6166

Oberweis International Opportunities Fund Institutional Class — OBIIX
(the “Fund”)

This Statement of Additional Information (“SAI”) pertains to the Fund listed above, which is a separate series of The Oberweis Funds (the “Trust”), a Massachusetts business trust.

The financial statements for the Fund for the fiscal period ended December 31, 2022 are incorporated by reference into this SAI from the Annual Report dated December 31, 2022 and the unaudited financial statements for the Fund for the period ended June 30, 2023 are incorporated by reference into this SAI from the Semi-Annual Report dated June 30, 2023. The Annual Report and Semi-Annual Report are also available, without charge, at the above address or phone number.

The date of this Statement of Additional Information is November 6, 2023.

i

INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the discussion of the Fund’s investment objective and policies discussed in the Fund’s Prospectus.

Investment Objective

The investment objective of the Fund is to maximize long-term capital appreciation. The Fund intends to achieve its objective through investing primarily in common stocks of companies, which in the opinion of its investment adviser have a potential for above-average long-term growth in market value. The investment objective of the Fund is fundamental and, like all fundamental policies of the Fund, cannot be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund. As used in this SAI, “a majority of the outstanding voting securities” of the Fund means the lesser of (1) the holders of more than 50% of the outstanding shares of the Fund, or (2) the holders of more than 67% of the shares of the Fund present if more than 50% of the outstanding shares of the Fund are present at a meeting in person or by proxy.

Investment Restrictions

The policies set forth below are fundamental policies of the Fund and may not be changed without approval of a majority of the Fund’s outstanding shares. The Fund may not:

1.	purchase or sell physical commodities unless acquired as a result of ownership of securities or other instrument; however, this restriction shall not prevent the Fund from engaging in transactions involving futures contracts, options or other derivative instruments, or investing in securities that are secured by physical commodities;

2.	purchase or sell real estate unless the real estate is acquired as a result of ownership of securities or other instrument; and provided that this restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interest therein;

3.	issue senior securities, except as the Investment Company Act of 1940, any rule or order thereunder, or SEC staff interpretation thereof may permit;

4.	concentrate its investments in any one industry, except that the Fund may invest up to 25% of its total assets in any one industry;

5.	make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors, and investing in loans, including assignments and participation interests;

6.	borrow money, except as the Investment Company Act of 1940, any rule or order thereunder, or SEC staff interpretation thereof may permit; or

7.	underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition, or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

The policies set forth below may be changed by the Trust’s Board of Trustees without shareholder approval, all such changes being subject to applicable law. The Fund may not:

1.	invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities;

2.	sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission or its staff and provided that transactions in futures contracts or other derivative instruments are not deemed to constitute selling securities short; or

3.	purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from changes in values or assets will not be considered a violation of such restriction nor will a disposition of any securities be required.

Other Restrictions

Other investment restrictions are set forth in the Fund’s Prospectus and elsewhere in this SAI.

Investment Strategies and Risks

The following information supplements the discussion of the Fund’s risk factors, discussed in the Funds’ Prospectus.

Cash Position. As discussed in the Prospectus, when Oberweis Asset Management, Inc. (“OAM”) believes that market conditions are unfavorable for profitable investing, or when it is otherwise unable to locate attractive investment opportunities, the Fund’s cash or other similar investments may increase. Securities that the Fund may invest in as a means of receiving a return on idle cash include U.S. government obligations, certificates of deposit, commercial paper (rated prime 3 or better by Moody’s Investor Services, Inc., (“Moody’s”) or the equivalent), corporate debt securities (rated A or better by Moody’s or Standard & Poor’s Corporation) and repurchase agreements.

Repurchase Agreements. The Fund may enter into so-called “repurchase agreements,” whereby it purchases a security and the seller (a qualified bank or securities dealer) simultaneously commits to repurchase that security at a certain date at an agreed upon price, plus an agreed upon market rate of interest that is unrelated to the coupon rate or date of maturity of the security. This technique offers a method of earning income on idle cash. In these transactions, the securities purchased by the Fund have, at all times, a total value in excess of the value of the repurchase agreement and are held by the Trust’s custodian bank until repurchased. Certain costs may be incurred by the Fund in connection with the sale of the securities purchased by it if the seller does not repurchase them in accordance with the repurchase agreement. OAM will consider on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements and will monitor the value of the underlying securities to ensure that additional securities are deposited by the seller if the value of the securities purchased decreases below the resale price at any time. Under the Investment Company Act of 1940 (the “1940 Act”), repurchase agreements may be considered loans by the Fund.

Options. Selling (or Writing) Covered Call Options — The Fund may write (sell) covered call options on its portfolio securities, provided that the Fund’s derivative exposure does not exceed 10% of the Fund’s net assets. A call option gives the buyer (holder) the right to purchase the underlying security at a specified price (the “exercise price”) within a certain time period. Where the writer (seller) of the option, in this case the Fund, already owns the underlying security, the call option is considered to be “covered.” The Fund will receive a premium, which is the market value of the option, when it writes (sells) a call option. The premium provides a partial hedge (protection) against declining prices and enables the Fund to generate a higher return during periods when OAM does not expect the underlying security to make any major price moves in the near future but still deems the underlying security to be, over the long term, an attractive investment for the Fund. In determining whether to write (sell) a covered call option on one of the Fund’s securities, OAM will consider the reasonableness of the anticipated premium in relation to the anticipated increase in market value of the underlying security over the option period. Although the writing (selling) of covered call options is believed by OAM to be a conservative investment technique that involves relatively little risk, risks involved in writing (selling) a covered call option include the possible inability to effect closing transactions at favorable prices and the inability to participate in any appreciation of the underlying security above the exercise price plus premium. The Fund may also be exposed to a possible price decrease in the underlying security that might otherwise have been sold while the Fund continues to hold such underlying security during the option period, although any such loss during such period would be reduced by the amount of the premium received. The Fund does not consider a security covered by a call to be “pledged” as that term is used in the Fund’s investment policy limiting the pledging or mortgaging of its assets.

Buying Put and Call Options — The Fund may also invest up to 5% of its assets in the purchase of put and call options, primarily to minimize principal fluctuations. The Fund may enter into closing transactions, exercise its options or permit them to expire. The risks involved in purchasing put or call options include the possible loss of the premium.

The Fund may purchase put options on an underlying security owned by it. As the holder of a put option, the Fund would have the right to sell the underlying security at the exercise price at any time during the term of the option. While the Fund will not purchase options for leverage purposes, it may purchase put options for defensive purposes in order to protect against an anticipated decline (usually short-term) in the value of its securities. Such hedge protection is provided only during the life of the put option and only when the Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any additional decline in the security’s market price. For example, a put option may be purchased in order to protect unrealized appreciation of a security where the Fund deems it desirable to continue to hold the security. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security is eventually sold.

Except as discussed below with respect to options on stock indices, the Fund has no current intention of purchasing put options at a time when the Fund does not own the underlying security; however, it reserves the right to do so. By purchasing put options on a security it does not own, the Fund would seek to benefit from a decline in the market price of the underlying security. If such a put option is not sold when it has remaining value, and if the market of the underlying security remains equal to or greater than the exercise price during the life of the put option, the Fund would lose its entire investment in the put option (i.e., the entire premium paid by the Fund). In order for the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

The Fund may also repurchase call options previously written on underlying securities it already owns in order to preserve unrealized gains.

The Fund may also purchase call and put options on stock indices (“stock index options”) for the purpose, in part, of partially hedging against the risk of unfavorable price movements adversely affecting the Fund’s securities or securities the Fund intends to buy and the Fund may sell stock index options in related closing transactions.

The principal uses of stock index options would be to provide a partial hedge for a portion of the Fund’s investment securities, and to offer a cash management tool. Purchasing stock index options could provide an efficient way to implement a partial decrease in portfolio market exposure in response to changing market conditions. Although techniques other than the purchase of options could be used to hedge the Fund’s investments, the Fund may be able to hedge its exposure more effectively, and perhaps at a lower cost, through the use of stock index options.

The Fund proposes to invest only in stock index options for which the underlying index is a broad market index. The Fund would propose to purchase broad stock index options only if they are listed on a national securities exchange and traded, in the opinion of the Fund’s investment adviser, with some significant volume.

The Fund will not enter into a stock index option if, as a result thereof, more than five percent (5%) of the Fund’s total assets (taken at market value at the time of entering into the contract) would be committed to options, whether options on individual securities or options on stock indices.

There are several risks in connection with the Fund’s use of stock index options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the stock index options and movements in the prices of securities held by the Fund. Successful use of stock index options by the Fund for hedging purposes is also subject to the Fund’s adviser’s ability to correctly predict movements in the direction of the market. In addition, due to market distortions, the price movements of the stock index options might not correlate perfectly with price movements in the underlying stock index. Increased participation by speculators in the options market might also cause temporary price distortions.

The ability to establish and close out positions on options will be subject to the liquidity of the index options market. Absence of a liquid market on an exchange may be due to: (i) insufficient trading interest in certain options; (ii) restrictions imposed by an exchange on opening transactions or closing transactions, or both; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options, or underlying securities; (iv) unusual or unforeseen circumstances, such as severe stock market fluctuations, interrupting normal exchange operations; (v) inadequacy of an exchange’s or a clearing corporation’s facilities to handle increased trading volume; or (vi) discontinuance of the trading of options (or a particular class or series of options) by an exchange, for economic or other reasons. Higher than anticipated trading activity or other unforeseen events also could cause an exchange or clearing corporation to institute special procedures which may interfere with the timely execution of customers’ orders.

Stock index options may be closed out only on an exchange which provides a market for such options. For example, OEX stock index options currently can be purchased or sold only on the Chicago Board Options Exchange (“CBOE”). Although the Fund intends to purchase or sell stock index options only on exchanges where there appear to be active markets, there is no assurance that a liquid market will exist for any particular options contract at any particular time. In such event, it might not be possible to close a stock index option position.

Lending of Securities. The Fund may lend its investment securities in an amount up to 30% of its total assets (including value of collateral received) to qualified institutional investors who need to borrow securities in order to complete certain transactions. By lending its investment securities, the Fund attempts to increase its income through the receipt of interest on the loan. While the securities are being lent, the Fund will continue to receive the equivalent of any dividends or interest paid by the issuer thereof as well as interest on the collateral. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may lend its portfolio securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms and the structure of such loans are not inconsistent with the 1940 Act, or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the “Commission”) thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. government having a value at all times of not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to the market” on a daily basis), (c) the loan be made subject to termination by the Fund at any time, (d) the Fund receives reasonable interest on the loan or its collateral (which may include the Fund investing any cash collateral in interest-bearing short-term investments), any dividends and distributions paid on the loaned securities and any increase in their market value, and (e) while voting rights on the loaned securities may pass to the borrower, the Board of Trustees be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.

As with any extension of credit, portfolio security loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the loaned securities or foreclosure against the collateral. The Fund will consider on an ongoing basis the creditworthiness of the borrowers to which it makes portfolio security loans.

Foreign Securities.    Foreign securities involve currency risks. The U.S. Dollar value of a foreign security tends to decrease when the value of the U.S. Dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. Dollar falls against such currency. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security. Dividend and interest payments may be repatriated based upon the exchange rate at the time of disbursement or payment, and restrictions on capital flows may be imposed. Losses and other expenses may be incurred in converting between various currencies.

Foreign securities may be subject to foreign government taxes that reduce their attractiveness. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possible imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities and the markets for such securities may be less liquid. In addition, there may be less publicly available information about foreign issuers than about domestic issuers. Many foreign issuers are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. There is generally less regulation of stock exchanges, brokers, banks and listed companies abroad than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or diplomatic developments that could affect investment in these countries.

China Securities.    Investing in securities of issuers in The People’s Republic of China, Hong Kong or Taiwan (collectively, referred to as “China”) involves special risks. First, the Fund’s investment focus on that region makes the Fund particularly subject to political, social, or economic conditions experienced in that region. Second, The People’s Republic of China and Taiwan constitute so-called “developing” or “emerging” economies and markets. Additional risks of investment in such markets include (i) less social, political, and economic stability; (ii) the smaller size of the securities markets in such countries and the lower volume of trading, which may result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests, or expropriation or confiscation of assets or property, which could result in the Fund’s loss of its entire investment in that market; and (iv) less developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property. The Chinese economy and Chinese companies may also be adversely affected by regional security threats, as well as adverse developments in Chinese trade policies, or in trade policies toward China by countries that are trading partners with China. The occurrence of catastrophic events (such as hurricanes, earthquakes, pandemic disease, acts of terrorism and other catastrophes) in Greater China could also have a negative impact on the value of Chinese securities.

In addition, in November 2020, the President of the United States issued an executive order prohibiting U.S. persons, including the Fund, from transacting in securities of any Chinese company identified by the Secretary of Defense as a “Communist Chinese military company” (“CCMC”) or in instruments that are derivative of, or are designed to provide investment exposure to, prohibited CCMC securities. To the extent the Fund invests in securities of any issuer that is subsequently declared a CCMC the Fund will be required to divest its interests in that issuer. It is unclear if or how long the Executive Order will continue in effect.

In addition to the risks of investing in China discussed in the Prospectus, investors should know that China’s securities markets have less regulation, are substantially smaller, less liquid and more volatile than the securities markets of more developed countries. Financial information on companies listed on these markets is limited and may be inaccurate. Companies listed on these markets may trade at prices not consistent with traditional valuation measures. Management of these companies could have conflicting financial interests or little experience managing a business.

U.S.-Listed Chinese Companies.    The Fund may invest in securities issued by Chinese companies listed on U.S. exchanges, such as American Depositary Receipts (“ADRs”) or U.S.-listed companies with variable interest entity (“VIE”) structures, which are subject to the investment risks of an associated China-based operating company as well as special risks. In a VIE structure, a Chinese operating company establishes a shell company in another jurisdiction to issue stock to public shareholders. Because the Chinese government restricts foreign investment in certain industries, many Chinese companies use VIE structures to access foreign capital markets and, in particular, to list their securities on U.S. exchanges. VIE structures add significant complexity to an issuer’s corporate structure and organization. In a VIE structure, a Chinese-owned operating company enters into complex contractual arrangements with a foreign shell company or its wholly owned subsidiary, and the foreign shell company is listed on a U.S. exchange. The contractual arrangements provide the U.S.-listed shell company with economic exposure to the Chinese operating company and permit the U.S.-listed shell company to consolidate the Chinese operating company into its financial statements. However, the U.S.-listed shell company has no equity interest in the Chinese operating company and no material operations of its own.

VIE structures are subject to legal and regulatory uncertainties and risks. Intervention by the Chinese government with respect to VIE structures or the non-enforcement of VIE-related contractual rights could significantly affect the operating company’s business in China, the enforceability of the U.S.-listed shell company’s contractual arrangements with the Chinese company and the value of the U.S.-listed stock. Intervention by the Chinese government could include nationalization of the Chinese operating company, confiscation of its assets, restrictions on its operations or constraints on the use of VIE structures. In addition, because the Chinese operating company is not owned, directly or indirectly, by the U.S.-listed shell company, the shell company cannot control the Chinese operating company and must rely on the operating company to perform its contractual obligations in order for the U.S.-listed company to receive economic benefits. If the operating company or its Chinese shareholders fail to perform their contractual obligations, the resulting dispute would be governed by Chinese law, and remedies available to the U.S.-listed shell company are uncertain and could be ineffective. Any change in the operations of entities in a VIE structure, the status of VIE contractual arrangements or the legal or regulatory environment in China could result in significant losses to the Fund.

Investing through Stock Connect.    The Fund may invest in eligible securities (“Stock Connect Securities”) listed and traded on the Shanghai and Shenzhen Stock Exchanges through the Shanghai-Hong Kong and Shenzhen-Hong Kong Stock Connect (“Stock Connect”) program. Stock Connect is a mutual market access program that allows Chinese investors to trade Stock Connect Securities listed on the Hong Kong Stock Exchange via Chinese brokers and non-Chinese investors (such as the Fund) to purchase certain Shanghai and Shenzhen-listed equities (“China A-Shares”) via brokers in Hong Kong. Although Stock Connect allows non-Chinese investors to trade Chinese equities without obtaining a special license (in contrast to earlier direct investment programs), purchases of securities through Stock Connect are subject to market-wide trading volume and market cap quota limitations, which may prevent the Fund from purchasing Stock Connect securities when it is otherwise desirable to do so. Additionally, restrictions on the timing of permitted trading activity in Stock Connect Securities, including the imposition of local holidays in either Hong Kong or China and restrictions on purchasing and selling the same security on the same day, may subject the Fund’s Stock Connect Securities to price fluctuations at times where it is unable to add to or exit its position.

The eligibility of China A-Shares to be accessed through Stock Connect is subject to change by Chinese regulators. Only certain securities are accessible through Stock Connect and such eligibility may be revoked at any time, resulting in the Fund’s inability to add to (but not subtract from) any existing positions in Stock Connect Securities. There can be no assurance that further regulations will not affect the availability of securities in the program or impose other limitations, including limitations on the ability of the Fund to sell China A-Shares.

Because Stock Connect is relatively new, its effects on the market for trading China A-Shares are uncertain. In addition, the trading, settlement and information technology systems used to operate Stock Connect are relatively new and are continuing to evolve. In the event that these systems do not function properly, trading through Stock Connect could be disrupted.

Stock Connect is subject to regulation by both Hong Kong and China. Regulators in both jurisdictions may suspend or terminate Stock Connect trading in certain circumstances. In addition, Chinese regulators have previously suspended trading in Chinese issuers (or permitted such issuers to suspend trading) during market disruptions and may do so again in the event of future disruptions and/or various company-specific events. Such suspensions may be widespread and may adversely affect the Fund’s ability to trade Stock Connect Securities during periods of heightened market volatility. There can be no assurance that any such suspensions or terminations will not be exercised against certain market participants.

Stock Connect transactions are not subject to the investor protection programs of the Hong Kong, Shanghai or Shenzhen Stock Exchanges, though established Hong Kong law may provide other remedies as to any default by a Hong Kong broker. In China, Stock Connect Securities are held on behalf of ultimate investors (such as the Fund) by the Hong Kong Securities Clearing Company Limited (“HKSCC”) as nominee. Although Chinese regulators have affirmed that ultimate investors hold a beneficial interest in Stock Connect Securities, the legal mechanisms available to beneficial owners for enforcing their rights are untested and therefore may expose ultimate investors to risks. Further, Chinese law surrounding the rights of beneficial owners of securities is relatively underdeveloped and courts in China have relatively limited experience in applying the concept of beneficial ownership. As the law continues to evolve, there is a risk that the Fund’s ability to enforce its ownership rights may be uncertain, which could subject the Fund to significant losses.

The Fund may be unable to participate in corporate actions affecting Stock Connect Securities due to time constraints or for other operational reasons. In addition, the Fund will not be able to vote in shareholders’ meetings except through HKSCC and will not be able to attend shareholders’ meetings.

Trades in Stock Connect Securities are subject to certain pre-trade requirements and checks designed to confirm that, for purchases, there is sufficient Stock Connect quota to complete the purchase, and, for sales, the seller has sufficient Stock Connect Securities to complete the sale. Investment quota limitations are subject to change. In addition, these pre-trade requirements may, in practice, limit the number of brokers that the Fund may use to execute trades. While the Fund may use special segregated accounts in lieu of pre-trade requirements and checks, some market participants in Stock Connect Securities, either in China or others investing through Stock Connect or other foreign direct investment programs, have yet to fully implement information technology systems necessary to complete trades involving shares in such accounts in a timely manner. Market practice with respect to special segregated accounts is continuing to evolve.

The Fund will not be able to buy or sell Stock Connect Securities when either the Chinese and Hong Kong markets are closed for trading, and the Chinese and/or Hong Kong markets may be closed for trading for extended periods of time because of local holidays. When the Chinese and Hong Kong markets are not both open on the same day, the Fund may be unable to buy or sell a Stock Connect Security at the desired time. Stock Connect trades are settled in Renminbi (RMB), the official Chinese currency, and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed.

The Fund and OAM will also be subject to restrictions on trading (including restriction on retention of proceeds) in China A-Shares as a result of their interest in China A-Shares and are responsible for compliance with all notifications, reporting and other applicable requirements in connection with such interests. For example, under current Chinese law, once an investor (and, potentially, related investors) holds up to 5% of the shares of a Chinese-listed company, the investor is required to disclose its interest within three days in accordance with applicable regulations and during the reporting period it cannot trade the shares of that company. The investor is also required to disclose any change in its holdings and comply with applicable trading restrictions in accordance with Chinese law.

Trades in Stock Connect Securities may also be subject to various fees, taxes and market charges imposed by Chinese market participants and regulatory authorities. These fees may result in greater trading expenses, which could be borne by the Funds.

Emerging Markets Companies.    The Fund may invest in securities of issuers in developing or emerging markets. Developing countries lack the social, political and economic stability characteristic of the United States. Political instability among emerging markets countries can be common and may be caused by an uneven distribution of wealth, social unrest, labor strikes, civil wars and religious oppression. Economic instability in emerging markets countries may take the form of (i) high interest rates, (ii) high levels of inflation, including hyperinflation, (iii) high levels of unemployment or underemployment, (iv) changes in government economic and tax policies, including confiscatory taxation, and (v) imposition of trade barriers.

Currencies of emerging markets countries are subject to significantly greater risks than currencies of developed countries. Many emerging markets countries have experienced steady declines or sudden devaluations of their currencies relative to the U.S. dollar. Some emerging markets countries have experienced deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict the ability of an issuer in such market to make dividend or interest payments in the original currency of the obligation. In addition, even though the currencies of some emerging markets countries may be convertible into U.S. dollars, the conversion rates may be artificial to their actual market values.

In the past, governments within the emerging markets have become overly reliant on the international capital markets and other forms of foreign credit to finance public spending programs that cause large deficits. Often, interest payments have become too burdensome for the government to meet, representing a large percentage of total GDP. These foreign obligations have become the subject of political debate with the opposition parties pressuring the government to use its funds for social programs rather than making payments to foreign creditors. Either due to an inability to pay or submission to political pressure, foreign governments have been forced to seek a restructuring of their loan and/or bond obligations or have declared a temporary suspension of interest payments or have defaulted. These events have adversely affected the values of securities issued by foreign governments and companies in emerging markets countries and have negatively impacted not only their cost of borrowing, but their ability to borrow in the future as well.

Many emerging markets countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject and as a result may not provide the same degree of investor protection or information to investors. In certain countries with emerging capital markets, reporting standards vary widely. Sudden change in governments may result in policies which are less favorable to investors such as policies designed to expropriate or nationalize “sovereign” assets. Certain emerging markets countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.

Warrants.    The Fund may invest no more than 5% of its total assets in warrants. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

Real Estate Investment Trusts.    The Fund may invest in real estate investment trusts (“REITs”). REITs are subject to volatility from risks associated with investments in real estate and investments dependent on income from real estate, such as fluctuating demand for real estate and sensitivity to adverse economic conditions. In addition, the failure of a REIT to continue to qualify as a REIT for federal income tax purposes would have an adverse effect upon the value of a Fund’s investment in that REIT.

Short Sales.    The Fund may make short sales against the box. A short sale “against the box” is a short sale in which the Fund owns at least an equal amount of the securities sold short or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and at least equal in amount to, the securities sold short. The Fund does not currently intend to engage in short sales to the extent that more than 5% of its net assets will be held as collateral therefor during the current year.

The Fund may make short sales if it “covers” the securities sold short with cash or other liquid securities.

Convertible Securities and Preferred Stocks.    The Fund may invest in convertible securities and preferred stocks. There are no restrictions on the credit quality of the convertible securities and preferred stocks in which the Fund may invest and the Fund may invest in convertible securities and preferred stocks that are not rated or that are below investment grade.

A convertible security is a fixed-income security (a debt instrument or a preferred stock) that may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Arbitrage.    The Fund has no current intention to engage in arbitrage (meaning the simultaneous purchase and sale of the same security in different markets but not on the purchase of call and put options on stock indices).

Cyber Security Risk.    Investment companies such as the Fund and its service providers may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber security attacks affecting the Fund or its adviser, custodian, transfer agent or other third party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses and cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such issuers to lose value.

Portfolio Turnover.    OAM buys and sells securities for the Fund to accomplish its investment objective. The frequency of portfolio transactions, the Fund’s turnover rate, will vary from year to year depending on market conditions. The Fund’s turnover during the years ended December 31, 2022, 2021 and 2020 was 77%, 91% and 134%, respectively, and for the six-month period ended June 30, 2023 was 69%. A higher portfolio turnover rate (over 100%) may cause the Fund to pay higher transaction expenses, including more commissions and markups and also may result in quicker recognition of capital gains, resulting in more capital gains distributions, including net short-term capital gain distributions, which are taxable to shareholders as ordinary income.

Commodity Futures Trading Commission Regulation.    The Fund and OAM claimed exclusion or exemption from registering with the Commodity Futures Trading Commission (the “CFTC”). The Fund complies with Rule 4.5 under the Commodity Exchange Act (the “CEA”), which allows a mutual fund to be conditionally excluded from the definition of the term “commodity pool.” Similarly, so long as the Fund satisfies this conditional exclusion, OAM intends to comply with Rule 4.5, which allows OAM to be conditionally excluded from the definition of “commodity pool operator” (“CPO”), and Rule 4.14(a)(5), which provides a conditional exemption from registering as a “commodity trading advisor.” OAM, on behalf of the Fund and itself, has filed a claim with the CFTC claiming the CPO exemption. Therefore, neither the Fund nor OAM expects to become subject to registration under the CEA.

MANAGEMENT OF THE TRUST

The Trustees and Officers of the Trust, their ages and their principal occupations during the past five (5) years, their affiliations, if any, with OAM or Oberweis Securities, Inc. (“OSI”) and other significant affiliations are set forth below. The address of each Trustee and Officer is 3333 Warrenville Road, Suite 500, Lisle, Illinois 60532.

Trustees of the Trust

Name and Age as of December 22, 2023	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Non-Interested Trustees
Alix J. Charles(2) (48)	Trustee	Trustee since May, 2022(1)	Physician — Duly Health and Care — January, 2008 to present	8	None
Katherine Smith Dedrick(2) (66)	Trustee	Trustee since November, 2004(1)	Partner — Walberg Law PLLC, January, 2020 to present; Senior Counsel — Tyson & Mendes, May, 2018 to July, 2021; President — Smith-Dedrick Properties, Inc., December, 2016 to December, 2019; President — KSD Law PC, September, 2015 to December, 2021; President — KSD Global Consulting Inc., August, 2015 to present; Executive Committee Member, Risk Worldwide NZ Ltd., 2011 to March, 2016; President — Aggressive Publishing, Inc., 2010 to present.	8	None
Michael J. Simon (56)	Trustee	Trustee since May, 2022(1)	Principal, Simon Venture Development, September, 2010 to present; Partner, Holt Capital Partners, August, 2016 to present.	8	Southwestern National Bank

Name and Age as of December 22, 2023	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Interested Trustee
James W. Oberweis (49)	Trustee(4)	Trustee since May, 2022(1)	Chairman, February, 2008 to present, President and Director — Oberweis Asset Management, Inc., September, 2001 to present and Portfolio Manager from December, 1995 to present (held other officer positions from 1995 — September, 2001); President and Director — Oberweis Securities, Inc., September, 1996 to present; Chairman — Oberweis Asset Management (Hong Kong) Limited, March, 2007 to present; Chairman — Oberweis Asset Management UK Limited, July, 2014 to present.	8	None

(1)	Unless otherwise noted, each trustee shall serve as a trustee of the Trust until the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such trustee or a successor to such trustee, and until the election and qualification of his successor, if any, elected at such a meeting, or until such trustee sooner dies, resigns, retires or is removed.
(2)	Dr. Charles maintains an advisory account with OAM. He receives no special treatment as a result of this account.
(3)	Ms. Dedrick maintains a retail brokerage account with OSI. She does not receive special treatment as a result of this account.
(4)	James W. Oberweis is an interested trustee of the Trust since he is a shareholder and President of OAM and OSI.

Officers of the Trust

Name and Age as of December 22, 2023	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
James W. Oberweis (49)	President	Officer Since August, 1996(1)	Chairman, February, 2008 to present, President and Director — Oberweis Asset Management, Inc., September, 2001 to present and Portfolio Manager from December, 1995 to present (held other officer positions from 1995 — September, 2001); President and Director — Oberweis Securities, Inc., September, 1996 to present; Chairman — Oberweis Asset Management (Hong Kong) Limited, March, 2007 to present; Chairman — Oberweis Asset Management UK Limited, July, 2014 to present.
David I. Covas (48)	Vice President	Officer since August, 2004(1)	Vice President — Oberweis Asset Management, Inc., September, 2003 to present; Vice-President — Oberweis Securities, Inc., January, 2004 to present; Registered Representative, July, 1997 to present.
Kenneth S. Farsalas (52)	Vice President	Officer since August, 2009(1)	Director of US Equities, January 2008 to present, Vice President and Portfolio Manager, November 2004 to present — Oberweis Asset Management, Inc.
Eric V. Hannemann (50)	Chief Financial Officer and Treasurer	Officer since August, 2005(1)	Chief Financial Officer — Oberweis Asset Management, Inc. and Oberweis Securities, Inc., September, 2022 to present; Vice President of Accounting — Oberweis Asset Management, Inc., and Oberweis Securities, Inc., June, 2004 to July, 2022.
Thomas P. Joyce (37)	Chief Compliance Officer and Secretary	Officer since July, 2021(1)	Chief Compliance Officer — Oberweis Asset Management, Inc. and Oberweis Securities, Inc., September, 2022 to present; Vice President of Compliance, December, 2021 to July, 2022, Senior Compliance Analyst, July, 2013 to November, 2021, Compliance Associate, April, 2010 to June, 2013 — Oberweis Asset Management, Inc.

(1)	Officers are elected annually by the Board of Trustees.

Officers’ Roles with OSI, the Trust’s Principal Distributor

James W. Oberweis	President and Director
Eric V. Hannemann	Chief Financial Officer and Treasurer
David I. Covas	Vice President
Thomas P. Joyce	Chief Compliance Officer and Secretary

Trustee Experience and Qualifications

The following is a summary of the experience, qualifications, attributes and skills of each trustee that support the conclusion, as of the date of this SAI, that each trustee should serve as a trustee in light of the Trust’s business and structure. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the Securities and Exchange Commission (the “SEC”), do not constitute holding out of the Board or any Trustee as having any special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Alix J. Charles.    Dr. Charles M.D. has been a trustee of the Trust since May 2022. He is a dermatologist in private practice for 18 years and the managing shareholder chairman of the physician department of dermatology at Duly Health and Care, a 900+ physician owned and operated multi-specialty group practice with offices in four states. He was president of the Chicago Dermatological Society from July 2016 to June 2017 and the Illinois Dermatological Society from June 2011 to June 2013. He earned his medical degree in 2000 from Mayo Medical School and completed his residency training in 2004 with Rush University Medical Center.

Katherine Smith Dedrick.    Ms. Smith Dedrick has been a trustee of the Trust since November 2004 and is Chair of the Nominating Committee. She has been the President of KSD Global Consulting, Inc. since August 2015. She is a practicing attorney and was the President of KSD Law PC from May 2018 to December 2021. She has served as Chair and board member of the North American Branch of the Chartered Institute of Arbitrators since 2021 and 2019, respectively. She also served as Senior Counsel to Tyson & Mendes from May, 2018 to July, 2021 and Partner of Walberg Law PLLC since January 2020. She was the President of Smith-Dedrick Properties, Inc. from December, 2016 to December, 2019. She was a partner with Childress Duffy, Ltd. from April 2007 to August 2015, had been a member of Risk Worldwide LLC from 2007 to 2016, and had been an Executive Committee member of Risk Worldwide NZ Ltd from 2011 to March 2016. She has also been the President of Aggressive Publishing, Inc. since 2010. She was previously a partner with Levenfeld Pearlstein, LLC from January 2005 to April 2007 and a partner with Hinshaw & Culbertson from 1985 to January 2005. In addition to her law degree, Ms. Smith Dedrick has an MBA from the University of Chicago.

James W. Oberweis.    Mr. Oberweis has been a trustee of the Trust since May, 2022. He has served as an officer of the Trust since August 1996 and president of the Trust since May 2005. He has served as the Chairman of OAM since February 2008 and President and Director of OAM since September, 2001, and as portfolio manager of certain Funds and in various other roles with the Trust since December 1995. He has been the President and Director of OSI since September 1996 and the Chairman of Oberweis Asset Management (Hong Kong) Limited (since March 2007) and Oberweis Asset Management UK Limited (since July 2014). Mr. Oberweis is a holder of the Chartered Financial Analyst (CFA) designation. He has an MBA with high honors from the University of Chicago.

Michael J. Simon.    Mr. Simon has served as a trustee of the Trust and as Chair of the Audit Committee since May 2022. He is Principal of Simon Venture Development since September, 2016 and partner and co-chief investment officer at Holt Capital Partners since August, 2016. He has served as a director of Southwestern National Bank since August 2022. From 2001 to 2010, he served as Senior Portfolio Manager and Global Partner at Invesco. From 1996 to 2001, he was an Equity Analyst at Luther King Capital Management. The Board of the Trust has determined that Mr. Simon is an “audit committee financial expert” as defined by the SEC. Mr. Simon is a holder of the Chartered Financial Analyst (CFA) designation. He has an MBA with high honors from the University of Chicago.

Board Structure

The Trust’s Board of Trustees manages the business affairs of the Trust. The trustees establish policies and review and approve contracts and their continuance. The trustees regularly request and/or receive reports from OAM, the Trust’s other service providers and the Trust’s Chief Compliance Officer. The Board is comprised of four trustees, three of whom are independent trustees. The trustees have not appointed a chairperson from among them. The non-interested trustees also have not appointed a lead non-interested trustee from among them. The Board has established two standing committees: an Audit Committee, and a Nominating Committee. Each of the Audit Committee and the Nominating Committee is comprised of all three non-interested trustees. All of the trustees are members of the Pricing Committee. The Audit Committee recommends the selection of an independent registered public accounting firm for the Trust; reviews with such independent registered public accountants the planning, scope and results of their audit of the Funds’ financial statements and the fee for services performed; reviews financial statements of the Funds; and receives audit reports. The Nominating Committee is responsible for the identification and recommendation of individuals for Board membership. The Trust’s day-to-day operations are managed by OAM and other service providers. The Board and the committees meet periodically throughout the year to review the Trust’s activities, including, among others, Fund performance, valuation matters and compliance with regulatory requirements, and to review contractual arrangements with service providers. The Board has determined that the Trust’s leadership structure is appropriate given the number, size and nature of the funds in the fund complex.

The Audit Committee held one meeting in 2022.

The Nominating Committee held no meetings in 2022. The Nominating Committee has established procedures for shareholders to submit recommendations for names to the Board. Recommendations for Board candidates should be submitted directly to the Nominating Committee of the Trust, care of the Trust, 3333 Warrenville Road, Suite 500, Lisle, Illinois 60532.

Risk Oversight

Consistent with its responsibility for oversight of the Trust and its Funds, the Board, among other things, oversees risk management of each Fund’s investment program and business affairs directly and through the committee structure that it has established. Risks to the Funds include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business risk relating to the Funds. The Board has adopted, and periodically reviews, policies and procedures designed to address these risks. Under the overall supervision of the Board, OAM and other services providers to the Funds also have implemented a variety of processes, procedures and controls to address these risks. Different processes, procedures and controls are employed with respect to different types of risks. These processes include those that are embedded in the conduct of regular business by the Board and in the responsibilities of officers of the Trust and other service providers.

The Board requires senior officers of the Trust, including the President, Treasurer and Chief Compliance Officer (“CCO”), to report to the full Board on a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. The Treasurer also reports to the Audit Committee on the Trust’s internal controls and accounting and financial reporting policies and practices. The Audit Committee also receives reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least an annual basis, the Board receives a report from the CCO regarding the effectiveness of the Trust’s compliance program and the CCO meets separately with the non-interested trustees in executive session. In addition, the Board receives reports from the Adviser on the investments and securities trading of the Funds, as well as valuation reports and any issues related to portfolio compliance. The Board also receives reports from the Trust’s primary service providers on a periodic or regular basis, including the Adviser to the Funds as well as the Trust’s custodian, distributor and transfer agent. The Board also requires the Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis.

Trustee Compensation

The Trust pays each Trustee of the Trust who is not also affiliated with OAM and/or OSI for such services an annual fee of $23,000, plus $5,000 for attendance at a meeting of the Board of Trustees and $2,000 for attendance at a meeting of the Audit Committee. The Trust pays the Chairman of the Audit Committee an additional $2,000 annually.

The Trust reimburses travel and other expenses incurred by its non-interested Trustees for each such meeting attended. Trustees and officers of the Trust who are affiliated with OAM and/or OSI and officers of the Trust will receive no compensation or reimbursement from the Trust for acting in those capacities. However, Trustees and officers of the Trust who are affiliated with OAM and/or OSI may directly or indirectly benefit from fees or other remuneration received from the Trust by OAM and/or OSI. Regular meetings of the Board of Trustees are held quarterly and the audit committee holds at least one meeting during each year.

The following table sets forth the compensation received from the Trust for the fiscal year ended December 31, 2022 by the non-interested trustees.

Trustee	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation
Alix J. Charles(1)	$32,250	0	0	$32,250
Katherine Smith Dedrick	$45,000	0	0	$45,000
Michael J. Simon(1)	$32,250	0	0	$32,250

(1)	Mr. Charles and Mr. Simon were elected to the Board in 2022.

Name of Trustee and Dollar Range of Fund Shares Owned — December 31, 2022

	Interested Trustee	Non-Interested Trustees
Name of Fund	James W. Oberweis	Alix J. Charles	Katherine S. Dedrick	Michael J. Simon
International Opportunities Fund – Institutional Class	None	None	None	None
Aggregate Dollar Range of All Fund Shares Owned in Fund Complex	Over $100,000	Over $100,000	$10,001 – $50,000	None

As of the date hereof, the officers and Trustees of the Trust as a group did not own any Institutional Class shares of the Fund because such shares had no operating history as of such date.

PRINCIPAL HOLDERS OF SECURITIES

There were no persons owning of record or beneficially more than 5% of the outstanding Institutional Class shares of the Fund as of the date hereof because the Institutional Class shares did not have an operating history as of such date.

MANAGEMENT

The Fund’s investment adviser is Oberweis Asset Management, Inc. (“OAM”), an investment adviser based in Lisle, Illinois. James W. Oberweis is a controlling shareholder of OAM and serves as Chairman of the Board, director and the President of OAM. The principal nature of James W. Oberweis’ business is investment advisory and securities brokerage services. Eric V. Hannemann serves as Treasurer and Chief Financial Officer of OAM. The principal business of Eric V. Hannemann is investment advisory and securities brokerage services. Thomas P. Joyce Serves as Secretary and Chief Compliance Officer of OAM. The principal business of Thomas P. Joyce is investment advisory and securities brokerage services. For additional details concerning OAM, see the Funds’ Prospectus under the heading “Management of the Funds.” Pursuant to written contracts between the Trust and OAM, OAM is responsible for managing the investment and reinvestment of the Fund’s assets, determining in its discretion the securities to be purchased or sold and the portion of the Fund’s assets to be held uninvested, providing the Trust with records concerning OAM’s activities which the Trust is required to maintain under applicable law, and rendering regular reports to the Trust’s Trustees and officers concerning Fund responsibilities. OAM’s investment advisory services to the Trust are all subject to the supervision of the Trustees, and must be in compliance with the investment objective, policies and restrictions set forth in the Fund’s Prospectus and this SAI and with applicable laws and regulations. In addition, OAM is authorized to select broker-dealers, including OSI, that may execute purchases and sales of the securities for the Fund. (See “Portfolio Transactions.”)

Ralf A. Scherschmidt, portfolio manager of the Fund, is primarily responsible for the day-to-day management of the Funds and other accounts. As of December 31, 2022, information on these other accounts is as follows:

Type of Account	Number of Accounts	Total Assets	Number Charged Performance Fees	Total Assets Charged Performance Fees
Registered investment companies	1	$145,707,759	None	None
Other pooled investment vehicles	1	$59,048,971	None	None
Other accounts	18	$1,467,931,158	None	None

As indicated in the above table, the Fund’s portfolio manager is responsible for the day to day management of other accounts, including other accounts with investment strategies similar to the Fund. Those accounts include separately managed accounts and the personal/proprietary accounts of the Fund’s portfolio manager. The fees earned by OAM for managing client accounts may vary among those accounts. In addition, the Fund’s portfolio manager may personally invest in the Fund. These factors could create conflicts of interest because the Fund’s portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if the portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate the opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Fund.

However, OAM believes that these risks are mitigated by the fact that accounts with the investment strategies or which hold the same securities are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or other limitations applicable only to certain accounts, as well as differences in each account’s initial holdings, cash flow, account size and other factors. In addition, OAM has adopted trade allocation procedures that require equitable allocation of trades for a particular security among participating accounts over time and a Code of Ethics that addresses possible conflicts between personal trades and client trades.

Mr. Scherschmidt’s compensation consists of a base, an incentive-based fee and equity ownership in OAM. Most of the incentive reward is quantitatively defined in advance and is based on a combination of the Fund’s performance in relation to its benchmark and the strategy’s revenues. To ensure long-term commitment, Mr. Scherschmidt benefits from equity ownership in OAM.

As of December 31, 2022, the dollar value of equity securities in the Fund owned by Mr. Scherschmidt was $500,001 – $1,000,000.

The investment adviser is obligated to pay the salaries and fees of any officers of the Trust as well as the Trustees of the Trust who are interested persons (as defined in the 1940 Act) of the Trust, who are employed full time by the investment adviser to perform services for the Fund under their respective Investment Advisory and Management Agreements.

As compensation for its investment advisory and management services, OAM receives from the Fund at the end of each month a fee at an annual rate of 1.00% of the average daily net assets of the Fund. Prior to December 22, 2023, the Fund’s investment advisory and management fee was 1.25% of the Fund’s average daily net assets.

For the years ended December 31, 2022, 2021, and 2020, the advisory and management fees incurred by the Fund were $2,411,314, $4,242,805 and $3,346,730, respectively. Pursuant to an Expense Limitation Agreement, OAM reimbursed the Fund $498,844, $585,449 and $713,556 for the years ended December 31, 2022, 2021, and 2020, respectively.

OAM also provides the Funds with non-investment advisory, management and administrative services pursuant to their respective Investment Advisory and Management Agreements. OAM is responsible under such agreement for providing the Fund with those management and administrative services which are reasonably necessary for conducting the business affairs of the Fund. In addition, OAM provides the Fund with office space and basic facilities for management of the Fund’s affairs, and bookkeeping, accounting, record keeping and data processing facilities and services.

OAM is responsible for preparing and updating the Trust’s SEC registration statement and state filings, tax reports to shareholders and similar documents. OAM pays the compensation of all officers and personnel of the Trust for their services to the Trust as well as the Trustees of the Trust who are interested persons of the Trust. OAM also provides information and certain administrative services to shareholders of the Fund. These services include, among other things, transmitting redemption requests to the Trust’s Transfer Agent and transmitting the proceeds of redemption of shares of the Trust pursuant to a shareholder’s instructions when such redemption is effected through OAM; providing telephone and written communications with respect to its shareholders’ account inquiries; assisting its shareholders in altering privileges and ownership of their accounts; and serving as a source of information for its existing shareholders in answering questions concerning the Trust and their transactions with the Trust.

Pursuant to the Expense Limitation Agreement, OAM is obligated to reimburse the Fund for 100% of the amount by which the Fund’s ordinary operating expenses during any fiscal year, including the management and advisory fees, exceed 1.10% of the Fund’s average daily net assets attributable to Institutional Class shares.

Excluded from the calculation of ordinary operating expenses are expenses such as interest, taxes and brokerage commissions and extraordinary items such as litigation costs. Any such reimbursement is computed and accrued on a daily and settled on a monthly basis based upon the expenses and average net assets computed through the last business day of the month. As of the end of the Trust’s fiscal year, the aggregate amounts of reimbursement, if any, by OAM to the Fund in excess of the amount necessary to limit the operating expenses on an annual basis to said expense limitation shall be refunded to OAM. In no event will OAM be required to reimburse the Fund in an amount exceeding its management and investment advisory fees.

Payments to Third Parties

OAM, out of its own resources and without additional cost to the Fund, may pay administrative services fees to intermediaries for sub-transfer agency and other shareholder services provided to shareholders. OAM currently makes payments from its own assets that generally range up to .15% of assets serviced.

As of the date of this SAI, OAM anticipates that Charles Schwab & Co., Fidelity Investments Institutional Operations, Inc., Pershing, LLC, National Financial Services, LLC, US Bank NA, GWFS Equities, Inc., TD Ameritrade, Inc., UBS Financial Services, Inc., American Enterprise Investment Services, Inc., and Wells Fargo Advisors, LLC will receive additional payments as described above. OAM may enter into additional arrangements or change or discontinue existing arrangements with intermediaries at any time without notice.

These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that the Fund receives to invest on behalf of an investor and will not increase Fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and discuss this matter with your investment dealer/intermediary.

Although the Fund may use an intermediary that sells shares of the Fund to its customers to effect portfolio transactions for the Fund, OAM does not consider sales of Fund shares as a factor in the selection of broker-dealers to execute those transactions.

The Fund does not currently engage in securities lending and thus there is no securities lending information to report for the last fiscal year.

EXPENSES BORNE BY THE FUND

Other than those expenses payable by OAM and/or OSI, the Fund will pay all of its expenses, including the following:

(a)     Federal, state and local or other governmental agency taxes or fees levied against the Trust.

(b)    Costs, including the interest expense, of borrowing money.

(c)     Brokerage fees and commissions and other transaction costs in connection with the purchase or sale of portfolio securities for the Fund.

(d)    Fees and expenses of the Trustees other than those who are “interested persons” (as defined in the 1940 Act) of the Trust.

(e)     Expenses incident to holding meetings of the Trust’s Shareholders, including proxy solicitations of the Trust or its Board of Trustees therefor, and meetings of the Board of Trustees and committees of the Board of Trustees.

(f)     Fees and expenses in connection with legal services rendered to the Trust, the Board of Trustees of the Trust and duly appointed committees of the Board of Trustees of the Trust, including fees and expenses of special counsel to those Trustees who are not interested persons of the Trust, and litigation.

(g)    Audit and accounting expenses of the independent auditors.

(h)    Custodian and transfer and dividend paying agent fees and expenses and shareholder service expenses.

(i)     Fees and expenses related to registering, qualifying and maintaining registration and qualification of the Trust and its Shares for distribution under federal, state and other laws.

(j)     Fees and expenses incident to the preparation and filing of reports with regulatory agencies.

(k)    Expenses of preparing, printing (including typesetting) and mailing prospectuses, shareholder reports, proxy materials and notices to shareholders of the Trust.

(l)     Premiums for trustees’ and officers’ liability insurance and insurance carried by the Trust pursuant to the requirements of Section 17(g) of the 1940 Act, or otherwise required by law or deemed desirable by the Board of Trustees.

(m)   Fees and expenses incurred in connection with any investment company organization or trade association of which the Trust may be a member.

(n)    Expenses related to issuance or redemption of the Fund’s shares.

PORTFOLIO TRANSACTIONS

Decisions with respect to the purchase and sale of portfolio securities on behalf of the Fund are made by OAM. OAM is authorized to place orders for securities with various broker-dealers, subject to the requirements of applicable laws and regulations. Orders for securities transactions are placed by OAM with a view to obtaining the best combination of price and execution available. In seeking to achieve the best combination of price and execution, OAM attempts to evaluate the overall quality and reliability of the broker-dealers and the services provided, including research services, general execution capability, reliability and integrity, willingness to take positions in securities, general operational capabilities and financial condition. However, the responsibility of OAM to attempt to obtain the best combination of price and execution does not obligate it to solicit a competitive bid for each transaction. Furthermore, under the Investment Advisory and Management Agreement, OAM is not obligated to seek the lowest available cost to the Fund, so long as it determines in good faith that the broker-dealer’s commission, spread or discount is reasonable in relation to the value of the execution and research services provided by such a broker-dealer to the Fund, or OAM when viewed in terms of that particular transaction or its overall responsibilities with respect to all of its clients, including the Fund, as to which it offers advice or exercises investment discretion.

OAM, with the prior consent of the Trust’s Trustees, may place orders with affiliated persons of OAM, OSI or the Trust subject to (i) the provisions of Sections 10(f) and 17(e)(2) of the 1940 Act and Rules 10f-3 and 17e-1 thereunder, Rule 206(3)-2 under the Investment Advisers Act of 1940, Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T)(a)(2) thereunder and any other applicable laws or regulations, and (ii) procedures properly adopted by the Trust with respect thereto. OAM, with the prior consent of the Trust’s Trustees, may engage in agency cross transactions subject to (i) the provisions of Section 17(a) of the 1940 Act and Rule 17a-7 thereunder and other applicable laws or regulations, (ii) the provisions of Section 206 of the Investment Advisers Act of 1940 and Rule 206(3)-2 thereunder, and (iii) procedures properly adopted by the Trust with respect thereto. OAM has agreed to furnish certain information quarterly to the Trust’s Trustees to enable them to evaluate the quality of execution and cost of all orders executed by OSI.

A greater discount, spread or commission may be paid to non-affiliated broker-dealers that provide research services, which research may be used by OAM in managing assets of its clients, including the Fund. Research services may include data or recommendations concerning particular securities as well as a wide variety of information concerning companies, industries, investment strategy and general economic, financial and political analysis and forecasting. In some instances, OAM may receive research, statistical and/or pricing services it might otherwise have had to perform itself. However, OAM cannot readily determine the extent to which net prices or commission rates charged by most broker-dealers reflect the value of its research, statistical and/or pricing services. As OAM is the principal source of information and advice to the Trust and is responsible for managing the investment and reinvestment of the Fund’s assets and determining the securities to be purchased and sold, it is believed by the Trust’s management to be in the interests of the Trust for OAM in fulfilling its responsibilities to the Trust, to be authorized to receive and evaluate the research and information provided by other securities brokers or dealers, and to compensate such brokers or dealers for their research and information services. Any such information received may be utilized by OAM for the benefit of its other accounts as well, in the same manner that the Trust might also benefit from information obtained by OAM in performing services for its other accounts. Although it is believed that research services received directly or indirectly benefit all of OAM’s accounts, the degree of benefit varies by account and is not directly related to the commissions or other remuneration paid by such account.

Some brokers and dealers used by OAM provide research and other services described above. For the year ended December 31, 2022, the Fund paid $165,277 in total brokerage commissions on securities transactions in the amount of $182,241,832 to broker-dealers primarily on the basis of research and other services provided to the Fund.

Occasionally, the Funds may make purchases of underwritten issues at prices which include underwriting discount fees.

For the year ended December 31, 2022, the total brokerage commissions paid by the International Opportunities Institutional Fund was $376,209. The total amount of securities transactions on which the Fund paid brokerage commissions during such period was $1,334,629,785. The total amount of principal transactions of the Fund for the period ended December 31, 2022 for which no commission was incurred was $0.

For the year ended December 31, 2021, the total brokerage commissions paid by the International Opportunities Institutional Fund was $647,826. The total amount of securities transactions on which the Fund paid brokerage commissions during such period was $627,298,416. The total amount of principal transactions of the Fund for the year ended December 31, 2021 for which no commission was incurred was $3,056,109.

For the year ended December 31, 2020, the total brokerage commissions paid by the International Opportunities Institutional Fund was $995,186. The total amount of securities transactions on which the Fund paid brokerage commissions during such period was $801,050,802. The total amount of principal transactions of the Fund for the year ended December 31, 2020 for which no commission was incurred was $11,542,290.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund will publicly disclose its holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. Except as provided below, neither the Trust nor OAM shall provide portfolio holding information to any other persons until such information has been disclosed in the publicly available filings with the SEC that are required to include the information, which are generally filed with the SEC approximately 60 days after the end of each calendar quarter.

Quarterly shareholder letters are posted to The Oberweis Funds’ Web site following each March and September quarter-end (within seven business days after the end of the quarter) that include, among other things, OAM’s/Portfolio Manager’s market commentary, performance information regarding the Funds, and information regarding the Fund’s ownership of certain individual securities (such as the Fund’s top five or top ten holdings).

In addition, the Portfolio Manager and other senior officers or spokespersons of the Trust or OAM may from time to time disclose to or discuss with public media through interviews with reporters (of the press, television or radio), through other appearances on television or radio (such as CNBC, Bloomberg) or through written articles (in Forbes or other print media) items such as (a) the Fund’s ownership of certain individual holding(s); (b) views on matters affecting the price or business of specific Fund holding(s); (c) reasons for buying and selling specific portfolio holding(s); (d) reasons for believing certain holdings are good long term investments for the Fund, (e) favorite stocks, (f) future plans for structuring the Fund, and/or (g) other items of a similar nature. The securities subject to such statements may or may not have been previously disclosed.

Further, material non-public holdings information may be provided as part of the normal business and investment activities of the Fund to parties who need access to such information in the performance of their contractual duties and responsibilities including: auditors; the custodian; broker-dealers in connection with the purchase or sale of Fund securities or requests for price quotations or bids on one or more securities; counsel to the Trust or the non-interested trustees; other third party service providers (such as financial printers, proxy voting services and pricing services); regulatory authorities; stock exchanges and other listing organizations; and parties to litigation. The Fund may also disclose to an issuer the number of shares of the issuer (or percentage of outstanding shares) held by the Fund.

Any other disclosure of portfolio holdings would require the approval of the Trust’s Chief Compliance Officer before dissemination. Such approval would be based on a good faith determination that the Trust has a legitimate business purpose to provide the information and the disclosure is in the Trust’s best interests.

The Trust, OAM or their affiliates will not enter into any arrangements with third parties from which it would derive any monetary benefit for the disclosure of material non-public holdings information. If, in the future, the Trust, OAM or their affiliates desire to make such an arrangement, it would seek prior Board approval and any such arrangements would be disclosed in the Funds’ SAI.

The Trust’s Chief Compliance Officer will periodically report to the Board of Trustees of the Trust on the effectiveness of the Trust’s Policies and Procedures regarding the disclosure of the Fund’s holdings.

CODE OF ETHICS

The Trust, OAM and OSI have adopted a joint Code of Ethics. Access Persons (as defined in the Code of Ethics) are permitted to make personal securities transactions, subject to requirements and restrictions set forth in such Code of Ethics. The Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as those of the Trust. The Code of Ethics also prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the reporting of securities transactions. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

PROXY VOTING

The Board of Trustees has delegated the authority for voting proxies relating to the Funds’ portfolio securities to OAM, who has agreed to vote such proxies according to OAM’s Proxy Voting Policies and Procedures. OAM’s Proxy Voting Policies and Procedures set forth the general principles used to determine how OAM votes proxies on securities in client accounts for which OAM has proxy voting authority, including the Trust. OAM’s general policy is to vote proxies in the best interests of clients. The principles which guide the voting policy of OAM are maximizing the value of client assets and promoting the rights of clients and beneficial owners of the companies in whose shares they invest. OAM’s investment strategies are predicated on the belief that the quality of management is often the key to ultimate success or failure of a business. Because OAM generally makes investments in companies in which OAM has confidence in management, proxies generally are voted in favor of management’s recommendation. OAM may vote a proxy in a manner contrary to management’s recommendation if in the judgment of OAM, the proposal would not enhance shareholder values.

OAM has retained ISS Governance Services (“ISS”), a proxy voting and consulting firm, to receive proxy voting statements, provide information and research, make proxy vote recommendations, and handle various administrative functions associated with the voting of client proxies. While ISS makes the proxy voting recommendations, OAM retains the ultimate authority on how to vote.

OAM’s Proxy Voting Policies and Procedures describe how OAM addresses conflicts of interest between OAM and its clients, including Fund shareholders, with respect to proxy voting decisions. If OAM determines that, through reasonable inquiry or otherwise, an issue raises a potential material conflict of interest, OAM will follow the recommendations of ISS except as follows. If OAM and/or the Proxy Committee believes that it would be in the interest of OAM’s clients to vote a proxy other than according to the recommendation of ISS, the Proxy Committee will prepare a report that (1) describes the conflict of interest; (2) discusses procedures used to address such conflict of interest; and (3) confirms that the recommendation was made solely on the investment merits and without regard to any other consideration.

Information regarding how the Fund voted proxies related to portfolio securities for the 12-month period ended June 30 will be available without charge, upon request by calling 1-800-323-6166 and on the SEC’s website at http://www.sec.gov.

SHAREHOLDER SERVICES

The Fund’s Prospectus under the heading Shareholder Information/How to Purchase Shares, How to Redeem Shares and Shareholder Services describes information in addition to that set forth below. When a shareholder makes an initial investment in the Fund, a shareholder account is opened in accordance with the Trust’s Account Application instructions. After each transaction for the account of a shareholder, confirmation of all deposits, purchases, reinvestments, redemptions, withdrawal payments, and other transactions in the shareholder’s account will be forwarded to the shareholder.

The Fund will not issue certificates for its shares; the investor will be the record owner of all shares in his/her account with full shareholder rights. Certain of the functions performed by the Trust in connection with the operation of the accounts described above have been delegated by the Trust to its Transfer Agent.

In addition to the purchase and redemption services described above, the Trust offers its shareholders the special services described in the Fund’s Prospectus. Applications and information about any shareholder services may be obtained from OAM.

DETERMINATION OF NET ASSET VALUE

See the Fund’s Prospectus under the heading Shareholder Information/How to Purchase Shares and Pricing of Fund Shares, for descriptions of certain details concerning the determination of Net Asset Value (“NAV”). The NAV of the shares of the Fund is computed once daily, as of the later of the close of regular trading on the New York Stock Exchange (“NYSE”) or the Chicago Board Options Exchange (“CBOE”), on each day the NYSE is open for trading. All securities in the Fund other than options are priced as of the close of regular trading on the NYSE. The options in the Fund are priced as of the close of trading on the CBOE. The NAV per share is computed by dividing the value of the Fund’s securities plus all other assets minus all liabilities by the total number of Fund shares outstanding. A separate NAV is calculated for each class of the Fund. In valuing the Fund’s securities, each listed and unlisted security, other than options, for which last sale information is regularly reported is valued at the last reported sale price prior to the close of the NYSE. If there has been no sale on such day, the last reported bid price is used. Short options are valued at the last reported highest bid price on any option exchange and long options are valued at the last reported offer price on any option exchange as of the close of trading on the CBOE. Any unlisted security for which last sale information is not regularly reported and any listed debt security which has an inactive listed market for which over-the-counter market quotations are readily available is valued at the highest bid price as of the close of the NYSE determined on the basis of reasonable inquiry. Restricted securities and any other securities or other assets for which market quotations are not readily available are valued by appraisal at their fair values as determined in good faith by OAM, the Fund’s valuation designee. The Fund may use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of the Fund’s portfolio is believed to have been materially affected by a significant event that has occurred between the close of the exchange or market on which the security is principally traded and the close of the NYSE or on a day when the foreign exchange is closed and the NYSE is open. The Fund’s valuation policies set forth certain triggers which instruct when to use the valuation model. The value assigned to a security by the fair valuation model is a determination of fair value made under the Fund’s valuation policies. In such a case, the Fund’s value for a security is likely to be different from the last quoted price. In all cases, the value of fair valued securities may be different from the last reported sale price (or the last reported bid price), and there is no guarantee that a fair valued security will be sold at the price at which the Fund is carrying the security. Short-term debt obligations, commercial paper and repurchase agreements are valued on the basis of quoted yields for securities of comparable maturity, quality and type or on the basis of amortized cost.

PURCHASE OF SHARES

See the Fund’s Prospectus under the heading Shareholder Information/How to Purchase Shares for detailed information concerning the purchase of shares of the Funds. Shares of the Fund are sold at the NAV per share next determined after the purchase order is received in proper form by UMB Fund Services, Inc., the Trust’s Transfer Agent.

REDEMPTION OF SHARES

See the Fund’s Prospectus under the heading Shareholder Information/How to Redeem Shares for detailed information concerning redemption of the shares of the Fund. The Trust may suspend the right to redeem shares or postpone the date of payment for more than seven (7) days for any period during which: (a) the NYSE is closed, other than weekend and holiday closings, or the SEC determines that trading on the NYSE is restricted; (b) the SEC determines there is an emergency as a result of which it is not reasonably practical for the Fund to sell the investment securities or to calculate its NAV; or (c) the SEC permits such suspension for the protection of the Fund’s shareholders. In the case of a suspension of the right of redemption, a shareholder may either withdraw his request for redemption or receive payment at the NAV of his shares existing after termination of the suspension.

Although it is the Trust’s present policy to make payment of redemption proceeds in cash, if the Trust’s Trustees determine it to be appropriate, redemption proceeds may be paid in whole or in part by a distribution in kind of securities held by the Fund, subject to the limitation that, pursuant to an election under Rule 18f-1 under the 1940 Act, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one account. The value of such securities shall be determined as of the close of trading of the NYSE on the business day on which the redemption is effective. In such circumstances, a shareholder might be required to bear transaction costs to dispose of such securities. A redemption in kind is a taxable transaction for federal income tax purposes.

FEDERAL INCOME TAX MATTERS

The following is a general summary of certain U.S. federal income tax consequences of investing in the Fund. It is not intended to be a complete discussion of all such federal income tax consequences nor does it deal with all categories of investors. This discussion reflects applicable federal income tax laws of the United States as of the date of the Fund’s Prospectus and this SAI, which provisions are subject to change by legislative, judicial or administrative action, possibly with retroactive effect. Shareholders are advised to consult their own tax advisers before making an investment in a Fund.

The Fund has elected to be treated and intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), so that the Fund will not be liable for federal income tax to the extent that its net investment income and net realized capital gains are currently distributed to its shareholders. The Fund will qualify for this status as long as it: (a) derives at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including gain from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies, and net income derived from interests in qualified publicly traded partnerships; (b) invests in securities that satisfy certain diversification requirements; and (c) distributes to its shareholders each year at least 90% of its investment company taxable income (determined without regard to the deduction for dividends paid) and net tax-exempt interest income, if any.

If in any taxable year the Fund fails to qualify as a regulated investment company under the Code, all of the Fund’s taxable income will be subject to federal income tax at the regular corporate rate (without any deduction for distributions to shareholders) and the Fund’s distributions, to the extent derived from its current or accumulated earnings and profits, will constitute dividends, which will generally be eligible for the dividends received deduction available to corporate shareholders under Section 243 of the Code. Furthermore, in such event, individual and other noncorporate shareholders of the Fund would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of federal income taxation, provided certain holding period and other requirements are satisfied.

Except for those shareholders exempt from federal income taxation or investing through a tax-advantaged account, dividends and capital gains distributions are taxable to shareholders whether paid in cash or reinvested in additional shares of the Fund. Except as provided below, dividends from net investment income are generally taxable to shareholders as ordinary income for federal income tax purposes. For corporate shareholders, such income dividends from domestic corporations may be eligible for the deduction for dividends received, provided certain holding period and other requirements are met at both the fund and shareholder level. For individual and other noncorporate shareholders, a portion of such dividends may qualify to be treated as “qualified dividend income” subject to reduced rates of federal income taxation, provided certain holding period and other requirements are met at both the fund and shareholder level. Dividends from foreign corporations are not treated as “qualified dividend income” if the foreign corporation is not incorporated in a possession of the United States or is not eligible for the benefits of a comprehensive income tax treaty with the United States (unless the foreign corporation stock is readily tradable on an established securities market in the United States) or if the foreign corporation is a passive foreign investment company or surrogate foreign corporation that is not treated as a domestic corporation under Section 7874(b) of the Code. If the Fund participates in a securities lending transaction and receives a payment in lieu of dividends with respect to securities on loan, such income generally will not constitute qualified dividend income or be eligible for the dividends received deduction. Distributions of long-term capital gains are taxable to shareholders as long-term capital gains regardless of the length of time that such shareholders have owned shares in the Fund. Short-term capital gain distributions are taxable to shareholders as ordinary income. Shareholders will be notified annually as to the federal income tax status of dividends and capital gains distributions. Such dividends and distributions may also be subject to state, local and other taxes.

Income dividends taxed as ordinary income are subject to federal income tax at rates up to 37% for individuals and other noncorporate shareholders. “Qualified dividend income” is currently taxed at rates up to 20% for individual and other noncorporate shareholders. Long-term capital gain distributions (relating to assets held by the Fund for more than 12 months) made to individual and other noncorporate shareholders are currently taxable at a maximum rate of 20%. In addition, certain individuals and other noncorporate shareholders may be subject to the 3.8% Medicare tax discussed below. For corporate shareholders, long-term capital gain distributions are taxed at the same rate as ordinary income.

In order to avoid a 4% federal excise tax on undistributed amounts, the Fund must declare, by the end of the calendar year, a dividend to shareholders of record that represents 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the period from November 1 of the previous year through October 31 of the current year plus any undistributed ordinary income from the prior calendar year, plus any undistributed capital gain net income for the one-year period ended October 31 of the prior calendar year, less any overdistribution in the prior calendar year. The Fund intends to declare or distribute dividends during the appropriate periods in an amount sufficient to avoid this 4% excise tax.

Any gain resulting from the sale or exchange of the Fund’s shares generally will be taxable as capital gains. If a shareholder held such shares for more than one year, the gain will be a long-term capital gain. Long-term capital gain is currently taxable to individuals at a maximum federal income tax rate of 20%. Any loss realized on a sale or exchange will be disallowed to the extent that substantially identical shares are acquired (including through dividend reinvestment) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of such shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss incurred by shareholders on the redemption of shares of the Fund held six months or less will be treated as long-term capital losses to the extent of any capital gains distributions made by the Fund with respect to such shares. The ability to deduct capital losses may also be limited by other provisions of the Code.

An additional 3.8% Medicare tax is imposed on certain net investment income (including income dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

Options, short sales, financial futures contracts and foreign currency transactions entered into by a Fund are subject to special tax rules that may accelerate income, defer losses, cause adjustments to the holding period of securities, convert capital gain into ordinary income, and convert short-term capital loss into long-term capital loss. As a result, these rules could affect the amount, timing, and character of Fund distributions.

The Fund’s transactions in broad based equity index futures contracts, exchange traded options on such indices and certain other futures contracts are generally considered “Section 1256 contracts” for federal income tax purposes. Any unrealized gains or losses on such Section 1256 contracts are treated as though they were realized at the end of each taxable year. The resulting gain or loss is treated as sixty percent long-term capital gain or loss and forty percent short-term capital gain or loss. Gain or loss recognized on actual sales of Section 1256 contracts is treated in the same manner.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues income or receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also may be treated as ordinary gain or loss. These gains and losses may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to “pass through” to the Fund’s shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to federal income tax will be required to include in gross income (in addition to taxable dividends actually received) his, her or its pro rata share of foreign taxes in computing his, her or its taxable income and to deduct such foreign taxes or use such taxes as a foreign tax credit against his, her or its U.S. federal income tax liability, subject in each case to certain limitations contained in the Code. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year. If the Fund is not eligible or does not elect to pass through to shareholders the foreign taxes paid by the Fund, the net investment income of the Fund will be reduced by the foreign taxes paid by the Fund and shareholders will not be required to include in their gross income and will not be able to claim a credit or deduction for their pro rata share of foreign taxes paid by the Fund.

If the Fund receives a so-called “excess distribution” with respect to stock in a passive foreign investment company (“PFIC”), the Fund itself may be subject to tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. A foreign corporation is classified as a PFIC for a taxable year if at least 50% of its assets produce passive income or are held for the production of passive income or 75% or more of its gross income for the taxable year is passive income. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC stock. The Fund itself will be subject to U.S. federal income tax (including interest) on the portion, if any, of an excess distribution that is so allocated to prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock may be treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

The Fund may be eligible to elect alternative tax treatment with respect to PFIC stock. Under an election that currently is available in some circumstances, the Fund generally would be required to include its share of the PFIC’s income and net capital gain annually, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules discussed above relating to the taxation of excess distributions would not apply. In addition, another election may be available that would involve marking to market the Fund’s PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. In some circumstances, the Fund may not be able to make available elections.

Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

The Fund’s investments in REIT equity securities, if any, may result in the receipt of cash in excess of the REIT’s earnings. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes. In addition, such investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

For taxable years beginning after December 31, 2017 and before January 1, 2026, qualified REIT dividends (i.e., REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are eligible for a 20% federal income tax deduction in the case of individuals, trusts and estates. If the Fund receives qualified REIT dividends, it may elect to pass the special character of this income through to its shareholders. To be eligible to treat distributions from the Fund as qualified REIT dividends, a shareholder must hold shares of the Fund for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex dividend with respect to such dividend and the shareholder must not be under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. If the Fund does not elect to pass the special character of this income through to shareholders or if a shareholder does not satisfy the above holding period requirements, the shareholder will not be entitled to the 20% deduction for the shareholder’s share of the Fund’s qualified REIT dividend income while direct investors in REITs may be entitled to the deduction.

Certain distributions reported by the Fund as Section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the interest expense limitations under Code Section 163(j). Such treatment by a shareholder is generally subject to holding period requirements and other potential limitations. The amount that the Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income. The Fund may choose not to designate Section 163(j) interest dividends.

For any of its fiscal years, the Fund may use an accounting method (known as “equalization”) that is designed to allocate equitably the tax burden of the Fund to all of its shareholders regardless of when during a tax year an individual shareholder redeemed (if ever) his, her or its shares of the Fund. Equalization allocates a pro rata share of taxable income to departing shareholders when they redeem shares of the Fund, reducing the amount of the distribution to be made to remaining shareholders of the Fund.

Federal law requires the Trust to withhold 24% from dividends, distributions and/or redemption proceeds (including from exchanges) that occur in certain shareholder accounts if the shareholder has not properly furnished a correct taxpayer identification number (in the case of individuals, a social security number) or has not certified that withholding does not apply or if the Internal Revenue Service notifies the Trust that the shareholder is subject to backup withholding. Amounts withheld may be applied to the shareholder’s federal income tax liability and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes for such year.

The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by an applicable treaty). However, the Fund will generally not be required to withhold tax on any amounts paid to a non-U.S. investor with respect to dividends attributable to “qualified short-term gain” (i.e., the excess of net short-term capital gain over net long-term capital loss) designated as such by the Fund and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly designated by the Fund. The Fund may choose not to designate such amounts.

Special rules apply to foreign persons who receive distributions from the Fund that are attributable to gain from “United States real property interests” (“USRPIs”). The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in a “United States real property holding corporation” or a former United States real property holding corporation. The Code defines a United States real property holding corporation as any corporation whose USRPIs make up 50% or more of the fair market value of its USRPIs, its interests in real property located outside the U.S., plus any other assets it uses in a trade or business. In general, if the Fund is a United States real property holding corporation (determined without regard to certain exceptions), distributions by the Fund that are attributable to (a) gains realized on the disposition of USPRIs by the Fund and (b) distributions received by the Fund from a lower-tier regulated investment company or REIT that the Fund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of the foreign persons and will be subject to federal withholding tax. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a non-U.S. shareholder, including the rate of such withholding and character of such distributions (e.g., ordinary income or USRPI gain) will vary depending on the extent of the non-U.S. shareholder’s current and past ownership of the Fund.

In addition, if the Fund is a United States real property holding corporation or former United States real property holding corporation, the Fund may be required to withhold U.S. tax upon a redemption of shares by a greater-than-5% shareholder that is a foreign person, and that shareholder would be required to file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. However, no such withholding is generally required with respect to amounts paid in redemption of shares of a fund if the fund is a domestically controlled qualified investment entity, or, in certain other limited cases, if a fund (whether or not domestically controlled) holds substantial investments in regulated investment companies that are domestically controlled qualified investment entities.

Sections 1471 –  1474 of the Code and the U.S. Treasury and Internal Revenue Service guidance issued thereunder (collectively, the “Foreign Account Tax Compliance Act” or “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Fund dividends and distributions and on the proceeds of the sale, redemption, or exchange of Fund shares. Proposed Treasury Regulations, however, generally eliminate withholding under FATCA on gross proceeds, which include certain capital gains distributions and gross proceeds from a sale or disposition of Fund shares. Taxpayers generally may rely on these proposed Treasury Regulations until final Treasury Regulations are issued. The Fund may disclose the information that it receives from (or concerning) its shareholders to the Internal Revenue Service, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Each investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state, local, foreign and other taxes that may be applicable to owning, holding and/or disposing of Fund shares.

SHAREHOLDER MEETINGS AND VOTING RIGHTS

As a general rule, the Trust is not required to and will not hold annual or other meetings of the shareholders. Special meetings of shareholders for actions requiring a shareholder vote may be requested in writing by holders of at least twenty-five percent (25%) (or ten percent (10%) if the purpose of the meeting is to determine if a Trustee is to be removed from office) of the outstanding shares of the Trust or as may be required by applicable law. Under the Trust’s Agreement and Declaration of Trust, as amended (“Declaration of Trust”), shareholders are entitled to vote in connection with the following matters: (1) for the election or removal of Trustees if a meeting is called for such purpose; (2) with respect to the adoption of any contract for which approval is required by the 1940 Act; (3) with respect to any termination or reorganization of the Fund to the extent and as provided in the Declaration of the Trust; (4) with respect to any amendment of the Declaration of Trust (other than amendments changing the name of the Trust or the Funds, supplying any omission, curing any ambiguity or curing, correcting or supplementing any provision which is defective or inconsistent with the 1940 Act or the requirements of the Code and regulations thereunder for the Trust’s obtaining the most favorable treatment thereunder available to regulated investment companies); (5) as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders, to the same extent as the stockholders of a Massachusetts business corporation; and (6) with respect to such additional matters relating to the Trust as may be required by law, the Declaration of Trust, the By-Laws of the Trust, or any registration of the Trust with the SEC or any state, or as the Trustees may consider necessary or desirable. Shareholders will vote in the aggregate, except when voting by individual Fund is required under the 1940 Act or when the Board of Trustees determines that voting by Fund is appropriate. The Declaration of Trust specifically authorizes the Board of Trustees to terminate the Trust (or the Fund) without shareholder approval by notice to the shareholders. Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of his successor or until such Trustee sooner dies, resigns, retires or is removed by the majority vote of the shareholders or by the Trustees.

ADDITIONAL INFORMATION

Trust History

The Trust is an open-end management investment company, organized as a business trust under the laws of Massachusetts on July 7, 1986. The Fund is a diversified fund. This SAI relates to Institutional Class shares of the Fund. The Trust currently offers eight series. The Board of Trustees may classify and reclassify the shares of the Fund or any other series into additional classes of shares at a future date.

The Trust’s Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in many respects to a corporation. However, under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable for the obligations of the trust, which is not the case in a corporation. The Declaration of Trust provides that shareholders shall not be subject to any personal liability to any person extending credit to, contracting with or having any claims against the Trust and that every written agreement, obligation, instrument or undertaking made by the Trust shall contain a provision that the same is not binding upon the shareholders personally. Moreover, the Declaration of Trust provides for indemnification out of Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust, and the Trust will be covered by insurance which the Trustees believe to be adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote.

Shares of the Funds

Pursuant to the Trust’s Declaration of Trust, the Trust may issue an unlimited number of shares of beneficial interest in one or more series of “Funds,” which may be further classified into “Classes,” all having no par value. Shares of the Fund have equal non-cumulative voting rights and equal rights with respect to dividends, assets and liquidation of such Fund. Shares are fully paid and non-assessable by the Trust when issued, are transferable without restriction and have no preemptive or conversion rights.

Custodian and Transfer Agent

The Custodian for the Trust is UMB Bank, N.A., 928 Grand Blvd. 5th Floor, Kansas City, Missouri 64106, a national banking association. The Trust has authorized the Custodian to deposit certain securities of the Funds in central depository systems as permitted by federal law. The Fund may invest in obligations of the Custodian and may purchase or sell securities from or to the Custodian. UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212, a Wisconsin corporation, is the Trust’s Transfer Agent and acts as a dividend disbursing and redemption agent for the Trust. UMB Bank, N.A. and UMB Fund Services, Inc. are both wholly owned subsidiaries of UMB Financial Corp., a Missouri corporation. The Fund has entered into an offset arrangement that may reduce the Fund’s custody fee based on the amount of cash maintained by its custodian. OAM may benefit from the expense offset arrangement and OAM’s obligation under an expense limitation agreement may be reduced by the credits earned.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd., 1835 Market Street, Suite 310, Philadelphia, PA 19103, audits and reports on the Funds’ annual financial statements, reviews certain regulatory reports and prepares the Funds’ income tax returns, and performs other professional accounting, auditing and advisory services, when engaged to do so by the Trust.

Financial Statements

The audited financial statements of the Fund, including the notes thereto, contained in the Annual Report of the Fund for the fiscal period ended December 31, 2022 were filed with the Securities and Exchange Commission on March 7, 2023 and are incorporated herein by reference. The unaudited financial statements of the Fund, including the notes thereto, contained in the Semi-Annual Report of the Fund for the six months ended June 30, 2023 were filed with the Securities and Exchange Commission on September 8, 2023 and are incorporated herein by reference.

Shareholders will receive the Fund’s annual report and the unaudited semiannual report either electronically or via mail.

Counsel

Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601, is legal counsel to the Trust.

Other Information

The Fund’s Prospectus and this SAI omit certain information contained in the Registration Statement, which the Trust has filed with the SEC under the Securities Act of 1933, and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. This Registration Statement is available for inspection by the public at the SEC in Washington, D.C.

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